UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

OLO INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022 Proxy Statement

Notice of Annual Meeting of Stockholders

Notice of Annual Meeting of Stockholders To be Held on June 16, 2022

Dear Fellow Stockholders,

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Olo Inc., a Delaware corporation (“Olo”). The 2022 Annual Meeting of Stockholders will be held virtually, via live webcast at www.virtualshareholdermeeting.com/OLO2022, on Thursday, June 16, 2022 at 10:00 a.m., Eastern Time. We believe hosting a virtual meeting enables participation by more of our stockholders, while lowering the cost of conducting the meeting. Further, we believe the virtual meeting format is critical in light of the continuing concerns resulting from the ongoing COVID-19 pandemic, as the safety of our employees, communities, and stockholders is our first priority. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate. We recommend that you log in a few minutes before 10:00 a.m., Eastern Time, on June 16, 2022 to ensure your attendance.

The 2022 Annual Meeting of Stockholders will be held for the following purposes:

1.	To elect three Class I directors: Noah H. Glass, David Cancel, and Linda Rottenberg, each to hold office until our Annual Meeting of Stockholders in 2025.

2.	To ratify the selection by the audit committee of our board of directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The Record Date for the 2022 Annual Meeting of Stockholders is the close of business on April 22, 2022. Only stockholders of record at the close of business on that date may vote at the 2022 Annual Meeting of Stockholders or any adjournment thereof.

We appreciate your continued support of Olo.

By Order of the Board of Directors,

Nithya B. Das

Chief Operating Officer and Chief Legal Officer

New York, New York

April 26, 2022

You are cordially invited to attend the 2022 Annual Meeting of Stockholders. Whether or not you expect to attend the meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online during the meeting, you may vote your shares in advance of the meeting through the internet, by telephone, or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card.

Even if you have voted by proxy, you may still vote online if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that record holder.

Proxy Statement for the 2022 Annual Meeting of Stockholders To Be Held at 10:00 a.m., Eastern Time, on Thursday, June 16, 2022

Our board of directors is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Olo Inc., a Delaware corporation, to be held virtually, via live webcast at www.virtualshareholdermeeting.com/OLO2022, on Thursday, June 16, 2022 at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof. Only stockholders of record at the close of business on April 22, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting.

For the Annual Meeting, we have elected to furnish our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”), to our stockholders primarily via the internet. On or about April 26, 2022, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the internet, how to vote, and how to request printed copies of the proxy materials. Stockholders may request to receive all future materials in printed form by mail, or by email, by following the instructions contained in the Notice. A stockholder’s election to receive proxy materials by mail or email will remain in effect until revoked. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact and cost of our Annual Meeting.

In this proxy statement, we refer to Olo Inc. as “Olo,” “we,” or “us” and the board of directors of Olo as “our board of directors.” The Annual Report, which contains consolidated financial statements as of and for the fiscal year ended December 31, 2021, accompanies this proxy statement. You also may obtain a copy of the Annual Report without charge by emailing InvestorRelations@olo.com.

2022 Proxy Statement	1

Questions and Answers About These Proxy Materials and Voting

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

Q:	Why did I receive a notice regarding the availability of proxy materials on the internet?

A:

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice because our board of directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements thereof. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 26, 2022 to all stockholders of record as of the Record Date that are entitled to vote at the Annual Meeting.

Q:	Will I receive any other proxy materials by mail?

A:	We may send you a proxy card, along with a second Notice, after ten calendar days have passed since our first mailing of the Notice.

Q:	Can I access the proxy statement and annual report on the internet?

A:	Our proxy statement and annual report are available on our website at investors.olo.com.

Q:	Can I request a paper copy of the proxy materials?

A:

Yes. To facilitate timely delivery of paper copies, all requests must be received by June 2, 2022. If you are a stockholder of record as of the Record Date, you may request a copy of the proxy materials by going to www.proxyvote.com, entering your 16-digit control number, and selecting “Delivery Settings” or otherwise following the instructions on your Notice. If you are not a stockholder of record, please refer to the information provided by your broker, bank, or other agent for instructions.

Q:	How do I attend, participate in, and ask questions during the Annual Meeting?

A:

We will be hosting the Annual Meeting via live webcast only. Any stockholder of record, as of the Record Date, can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/OLO2022. The Annual Meeting will start at 10:00 a.m., Eastern Time, on Thursday, June 16, 2022. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In order to enter the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If you hold your shares in “street name,” your control number is included with your voting instruction card and voting instructions received from your broker, bank, or other agent. Instructions on how to attend and participate at the Annual Meeting are available at www.virtualshareholdermeeting.com/OLO2022. We recommend that you log in a few minutes before 10:00 a.m., Eastern Time, to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question for the Annual Meeting, you may log in at www.proxyvote.com before the Annual Meeting or www.virtualshareholdermeeting.com/OLO2022 during the Annual Meeting, then using your 16-digit control number, type your question into the “Ask a Question” field, and click “Submit.”

Q:	Why won’t there be an in-person meeting?

A:

We believe hosting a virtual Annual Meeting enables participation by more of our stockholders, while lowering the cost of conducting the meeting. Further, we believe the virtual meeting format is critical in light of the continuing concerns resulting from the ongoing COVID-19 pandemic, as the safety of our employees, communities, and stockholders is our first priority. There will not be a physical meeting location. We encourage you to attend online and participate.

We have designed the format of the virtual Annual Meeting so that stockholders have the same rights

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Questions and Answers About These Proxy Materials and Voting

and opportunities to vote and participate as they would have at a physical meeting. In order to encourage stockholder participation and transparency, subject to our rules of conduct and procedures, we will:

•	Provide stockholders with the ability to submit questions online before and during the meeting, providing stockholders with the opportunity for meaningful engagement with us.

•	Provide management with the ability to answer as many questions as possible in the time allotted during the Annual Meeting.

•	Address technical and logistical issues related to accessing the virtual meeting platform.

•	Provide procedures for accessing technical support to assist in the event of any difficulties accessing the Annual Meeting.

Q:	Are there rules of conduct for the Annual Meeting?

A:

Yes, the rules of conduct for the Annual Meeting will be posted at www.virtualshareholdermeeting.com/OLO2022 on the date of the Annual Meeting. The rules of conduct will provide information regarding the rules and procedures for participating in the Annual Meeting and will help ensure that we have a productive and efficient meeting. These rules of conduct will include the following guidelines:

•	You may submit questions electronically through the meeting portal before and during the Annual Meeting.

•	Only stockholders with the 16-digit control number may submit questions.

•	Please direct all questions to Noah H. Glass, our Founder and Chief Executive Officer.

•	Please include your name and affiliation, if any, when submitting a question.

•	Please limit your remarks to one brief question that is relevant to the Annual Meeting and/or our business.

•	Questions may be grouped by topic by our management.

•	Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political, or business interests.

•	Please be respectful of your fellow stockholders and Annual Meeting participants.

•	No audio or video recordings of the Annual Meeting are permitted.
Q:	What if I have technical difficulties or trouble accessing the Annual Meeting?

A:

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/OLO2022, or at www.proxyvote.com. Technical support will be available starting at 9:45 a.m., Eastern Time, on June 16, 2022.

Q:	Will a list of stockholders of record as of the Record Date be available?

A:

A list of our stockholders of record, as of the close of business on the Record Date, will be made available to stockholders during the Annual Meeting at www.virtualshareholdermeeting.com/OLO2022. In addition, for the ten days prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours or by emailing us at InvestorRelations@olo.com.

Q:	Who can vote at the Annual Meeting?

A:

Only stockholders of record at the close of business on the Record Date, April 22, 2022, will be entitled to vote at the Annual Meeting. On the Record Date, there were 91,113,172 shares of Class A common stock and 69,027,693 shares of Class B common stock outstanding and entitled to vote (together, the “common stock”).

•	Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone, or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

•

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If, on the Record Date, your shares were not held in your name, but rather in an account at a brokerage firm, bank, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The

2022 Proxy Statement	3

Questions and Answers About These Proxy Materials and Voting

organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent regarding how to vote the shares in your account. You may do so before or during the Annual Meeting by following the voting instructions provided by your broker, bank, or other agent. Whether or not you plan to attend the Annual Meeting, we urge you to direct your broker, bank, or other agent in advance.

Q:	How many votes do I have?

A:

Each holder of shares of our Class A common stock will have one vote per share of Class A common stock held as of the Record Date, and each holder of shares of our Class B common stock will have ten votes per share of Class B common stock held as of the Record Date. The holders of the shares of our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Q:	What proposals will be voted on at the virtual Annual Meeting?

A:	There are two matters scheduled for a vote:

•	Proposal 1: Election of three Class I directors, each to hold office until our Annual Meeting of Stockholders in 2025; and

•	Proposal 2: Ratification of the selection by the audit committee of our board of directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Q:	How does the board of directors recommend I vote on these proposals?

A:	Our board of directors recommends a vote:

•	Proposal 1: “FOR” the election of Noah H. Glass, David Cancel, and Linda Rottenberg as Class I directors; and

•	Proposal 2: “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Q:	What if another matter is properly brought before the Annual Meeting?

A:

Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:	How do I vote?

A:  Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote (1) online during the Annual Meeting or (2) in advance of the Annual Meeting by proxy through the internet, by telephone, or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

•	To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting and vote online at www.virtualshareholdermeeting.com/OLO2022, starting at 10:00 a.m., Eastern Time, on Thursday, June 16, 2022. The webcast will open 15 minutes before the start of the Annual Meeting.

•	To vote in advance of the Annual Meeting through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number from the Notice or the printed proxy card. Your internet vote must be received by 11:59 p.m., Eastern Time, on Wednesday, June 15, 2022 to be counted.

•	To vote in advance of the Annual Meeting by telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice or the printed proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time, on Wednesday, June 15, 2022 to be counted.

•

To vote in advance of the Annual Meeting using a printed proxy card that may be delivered to you, simply complete, sign, and date the proxy card, and return it promptly in the envelope provided. If you return your signed proxy card

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Questions and Answers About These Proxy Materials and Voting

to us before the Annual Meeting, we will vote your shares as you direct. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. As a beneficial owner, you have the right to direct your broker, bank, or other agent regarding how to vote the shares in your account. You may do so before or during the Annual Meeting by following the voting instructions provided by your broker, bank, or other agent. Whether or not you plan to attend the Annual Meeting, we urge you to direct your broker, bank, or other agent in advance on how to vote the shares in your account.

Internet voting during the Annual Meeting and/or internet proxy voting in advance of the Annual Meeting allows you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your vote instructions. Please be aware that you must bear any costs associated with your internet access.

Q:	Can I vote my shares by filling out and returning the Notice?

A:

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting or online during the Annual Meeting.

Q:	What does it mean if I receive more than one Notice?

A:

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Q:	If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

A:

If you are a stockholder of record and do not vote through the internet, by telephone, by completing the proxy card that may be delivered to you, or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of our board of directors: “FOR” the election of each of the three nominees for director; and “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.

Q:	If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?

A:

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or other agent will still be able to vote your shares depends on whether, pursuant to stock exchange rules, the particular proposal is deemed to be a “routine” matter. Brokers and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation, and certain corporate governance proposals, even if management-supported. Accordingly, your broker or other agent may vote your shares on Proposal 2. Your broker or other agent, however, may not vote your shares on Proposal 1 without your instructions. Such an event would result in a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. Please instruct your bank, broker, or other agent to ensure that your vote will be counted.

If you are a beneficial owner of shares held in “street name,” and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from your broker, bank, or other agent.

Q:	What are “broker non-votes”?

A:	As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or other agent holding the

2022 Proxy Statement	5

Questions and Answers About These Proxy Materials and Voting

shares as to how to vote on matters deemed to be “non-routine,” the broker or other agent cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

Q:	Can I change my vote after submitting my proxy?

A:

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, then yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of the following ways:

•	Submit another properly completed proxy card with a later date.

•	Grant a subsequent proxy by telephone or through the internet.

•	Send a timely written notice that you are revoking your proxy via email at InvestorRelations@olo.com.

•	Attend the Annual Meeting and vote online during the meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote in advance of the Annual Meeting by telephone or through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card, telephone, or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner and your shares are held in “street name” by your broker, bank, or other agent, you should follow the instructions provided by your broker, bank, or other agent.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “FOR,” “WITHHOLD,” and broker non-votes; and, with respect to ratification of our independent registered public accounting firm, votes “FOR,” “AGAINST,” and “ABSTAIN”. Broker non-votes on Proposal 1 will have no effect and will not be counted towards the vote total for this proposal. Abstentions on Proposal 2 will have no effect and will not be counted towards the vote total for this proposal.

Q:	How many votes are needed to approve each proposal?

A:	The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Voting Options	Vote Required for Approval	“Withhold” Vote	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	“FOR” or “WITHOLD”	The three nominees receiving the most “FOR” votes will be elected.	No effect	Not applicable	No effect
2	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	“FOR,” “AGAINST,” or “ABSTAIN”

Must receive “FOR” votes from the holders of shares representing a majority of the voting power of the outstanding shares of common stock present virtually or represented by proxy and voting affirmatively or negatively.

				Not applicable	No effect	Not applicable(1)

(1)

This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in “street name” and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent has discretionary authority to vote your shares on this proposal.

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Questions and Answers About These Proxy Materials and Voting

Q:	What is the quorum requirement?

A:

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the voting power of the outstanding shares of common stock entitled to vote are present at the Annual Meeting by virtual attendance or represented by proxy. On the Record Date, there were 91,113,172 shares of our Class A common stock and 69,027,693 shares of our Class B common stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other agent) or if you vote online during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of the voting power of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q:	Who is paying for this proxy solicitation?

A:

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	When are stockholder proposals and director nominations due for next year’s annual meeting?

A:	To be considered for inclusion in our proxy materials next year, your proposal must be submitted in writing by December 27, 2022, to our Corporate Secretary at 285 Fulton Street, One World Trade Center, 82nd Floor, New York, New York 10007, Attention: Corporate Secretary.

Pursuant to our amended and restated bylaws, if you wish to submit a proposal (including a director nomination) at the 2023 Annual Meeting of Stockholders that is not to be included in our proxy materials next year, you must do so not later than the close of business on March 18, 2023, nor earlier than the close of business on February 16, 2023. However, if the date of our 2023 annual meeting is not held between May 17, 2023 and July 16, 2023, to be timely, notice by the stockholder must be received (A) not earlier than the close of business on the 120th day prior to the 2023 annual meeting and (B) not later than the close of business on the later of the 90th day prior to the 2023 annual meeting or the tenth day following the day on which public announcement of the date of the 2023 annual meeting is first made. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Additionally, to comply with universal proxy rules (once effective), if you intend to solicit proxies in support of director nominees other than our director nominees in accordance with Rule 14a-19, you must provide notice to the Corporate Secretary at the address above no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting (no later than April 17, 2023 for the 2023 Annual Meeting of Stockholders). Any such notice of intent to solicit proxies must comply with all the requirements of Rule 14a-19.

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PROPOSAL 1: Election of Directors

Our board of directors currently consists of nine members and is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election until the third annual meeting following his or her election.

Our directors are divided into the three classes as follows:

•	Class I directors: Noah H. Glass, David Cancel, and Linda Rottenberg, whose terms will expire at the upcoming Annual Meeting;

•	Class II directors: Russell Jones, Daniel Meyer, and Colin Neville, whose terms will expire at the Annual Meeting of Stockholders to be held in 2023; and

•	Class III directors: David Frankel, Brandon Gardner, and Zuhairah Washington, whose terms will expire at the Annual Meeting of Stockholders to be held in 2024.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Vacancies on our board of directors may be filled only by persons elected by a majority of the remaining directors then in office, even if less than a quorum. A director elected by our board of directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of Olo.

Each of Messrs. Glass and Cancel and Ms. Rottenberg is currently a member of our board of directors and has been nominated for reelection to serve as a Class I director. Each of these nominees has agreed to stand for reelection at the Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, then each of these nominees would serve until the Annual Meeting of Stockholders to be held in 2025 and until their successor has been duly elected, or if sooner, until the director’s death, resignation, or removal.

Directors are elected by a plurality of the votes of the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH CLASS I DIRECTOR NOMINEE NAMED ABOVE

8

PROPOSAL 2: Ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm

Our independent registered public accounting firm for the fiscal year ended December 31, 2021 was Ernst & Young LLP (“EY”). After considering a change in our independent registered accounting firm, our audit committee appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2022, and we are asking you and our other stockholders to ratify this appointment.

Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Representatives of EY are not expected to be present at the Annual Meeting.

Neither our amended and restated bylaws nor other governing documents or law require stockholders to ratify the selection of Deloitte as our independent registered public accounting firm. However, our audit committee of the board of directors is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our audit committee of the board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our audit committee of the board of directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

The affirmative vote of the stockholders representing a majority of the voting power of the outstanding shares of common stock present by virtual attendance or represented by proxy and voting affirmatively or negatively (excluding abstentions) at the Annual Meeting will be required to ratify the selection of Deloitte.

Change in Independent Registered Public Accounting Firm

As disclosed in our Current Report on Form 8-K filed with the SEC on March 18, 2022, on March 15, 2022, our audit committee of the board of directors dismissed EY as our independent registered public accounting firm effective as of that date and approved the engagement of Deloitte as our independent registered public accounting firm for the fiscal year ended December 31, 2022. On March 25, 2022, we signed an engagement letter with Deloitte.

The reports of EY on our consolidated financial statements for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2020, and through March 15, 2022, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference thereto in its reports on our financial statements for such years.

During the fiscal years ended December 31, 2021 and December 31, 2020, and through March 15, 2022, there were no “reportable events” (as defined under Item 304(a)(1)(v) of Regulation S-K), except that, as previously disclosed, there was a material weakness for the fiscal years ended December 31, 2021 and December 31, 2020 in our internal control over financial reporting related to the lack of properly designed controls around complex technical accounting matters within our financial statement close process. This reportable event was discussed among our audit committee and EY. EY has been authorized by us to respond fully to the inquiries of Deloitte concerning this reportable event.

We provided EY with a copy of the disclosure we made in the Form 8-K and requested that EY furnish us with a copy of their letter addressed to the SEC stating whether EY agrees with the statements made therein. A copy of EY’s letter, dated March 18, 2022, was filed as Exhibit 16.1 with our Current Report on Form 8-K filed with the SEC on March 18, 2022.

2022 Proxy Statement	9

PROPOSAL 2: Ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm

Principal Accountant Fees and Services

The following table represents aggregate fees billed to us by EY for the periods set forth below.

	Fiscal Year Ended December 31,

	2021	2020

	(in thousands)

Audit Fees(1)	$1,080	$1,200

Audit-related Fees(2)	15	5

All Other Fees(3)	5	—

Total Fees	$1,100	$1,205

(1)

Audit fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, the review of our quarterly consolidated financial statements, and audit services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The audit fees also include fees for professional services provided in connection with our initial public offering incurred during the fiscal year ended December 31, 2021, including comfort letters, consents, and review of documents filed with the SEC and with our Registration Statement on Form S-8 filed during the first fiscal quarter.

(2)

Audit-related fees consist of fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “audit fees.” This primarily consists of fees for professional services related to transactions that will impact our December 31, 2022 fiscal year audit.

(3)	All other fees consist of subscription fees for the use of an accounting research tool.

All fees described above were pre-approved by our audit committee.

Pre-Approval Policies and Procedures

Our audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally permits pre-approval of specified services in the defined categories of audit services, audit-related services, tax services, and permitted non-audit services. Pre-approval may also be given as part of our audit committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of our audit committee’s members, but any pre-approval decision made pursuant to such delegation must be reported to our full audit committee at its next scheduled meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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Board of Directors and Corporate Governance

Board of Directors Snapshot

Our board of directors currently consists of nine members and is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election until the third annual meeting following his or her election. The below graphic shows key attributes for the nine current members of our board of directors, including the three nominees.

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Board of Directors and Corporate Governance

Our Board of Directors

The following table sets forth, for the Class I nominees and our other directors who will continue in office after the Annual Meeting, their ages, and position or office held with us, as of the date of this proxy statement:

Name	Age	Principal Occupation/Position

Class I director nominees for election at the Annual Meeting

Noah H. Glass	40	Founder, Chief Executive Officer and Director

David Cancel	50	Director

Linda Rottenberg	53	Director

Class II directors continuing in office until the 2023 Annual Meeting of Stockholders

Russell Jones	63	Director

Daniel Meyer	64	Director

Colin Neville	38	Director

Class III directors continuing in office until the 2024 Annual Meeting of Stockholders

Brandon Gardner	47	Director (Chair)

David Frankel	51	Director

Zuhairah Washington	44	Director

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee seeks to assemble a board of directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise, diversity, and high-level management experience necessary to oversee and direct our business. To that end, our nominating and corporate governance committee has identified and evaluated nominees in the broader context of the overall composition of our board of directors, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment, and other qualities that our nominating and corporate governance committee views as critical to effective functioning of our board of directors. These qualifications may be modified from time to time. Candidates for director nominees are reviewed in the context of the current composition of our board of directors, our operating requirements, and the long-term interests of our stockholders.

Our board of directors also recognizes the importance of diversity within our board of directors and believes that our business benefits from a wide range of skills and a variety of different backgrounds that contribute to the total mix of viewpoints and experience represented on the board of directors. A diverse composition contributes to a well-balanced decision-making process and proper functioning board of directors. Although we do not have a formal policy to consider diversity in identifying director nominees, in conducting its assessment, our nominating and corporate governance committee considers diversity (including but not limited to diversity of gender, ethnic background, and country of origin), age, skills, and other factors that it deems appropriate to maintain a balance of knowledge, experience, and capability on our board of directors.

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Board of Directors and Corporate Governance

STEP	STEP	STEP

1 Collect Candidate Pool Independent search firms Independent director recommendations Shareholder recommendations

2

Holistic

Candidate Review

Potential candidates are comprehensively reviewed and are the subject of rigorous discussion during nominating and corporate governance committee and board of directors meetings. Our nominating and corporate governance committee also evaluates whether the nominee is independent for NYSE purposes, based upon applicable NYSE listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary.

The candidates that emerge from this process are interviewed by our nominating and corporate governance committee, and other members of our board of directors, and members of management.

Simultaneous due diligence is conducted, including conducting any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our board of directors, and soliciting feedback from members of our board of directors and persons outside Olo.

3 Recommendation to our Board of Directors Our nominating and corporate governance committee presents qualified candidates to our board of directors for review and approval.
Three new directors added since 2020:
100% ethnically, gender, or geographically diverse 100% experienced senior executives of high-growth technology companies

In the case of incumbent directors whose terms of office are set to expire, our nominating and corporate governance committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence.

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Board of Directors and Corporate Governance

Nominees for Election at the 2022 Annual Meeting of Stockholders

Set forth below is biographical information, as of the date of this proxy statement, for the director nominees and each person whose term of office as a director will continue after the Annual Meeting. This includes information regarding each director’s experience, qualifications, attributes, or skills that led our board of directors to recommend them for board service.

We believe each of our board of directors’ nominees meets the qualifications, skills, and expertise established by our nominating and governance committee for continuing service on our board of directors, including regarding areas that are critical to our strategy and operations. We also believe that such nominees, combined with the qualifications, skills, and expertise of the remaining directors of the board, will position our board of directors to continue to serve the best interests of the stockholders and Olo.

Noah H. Glass

Director Since: 2005 Age: 40 Term Ends: 2022 Committees: • None

Biography:

Noah H. Glass is our Founder and Chief Executive Officer. He has served as a member of our board of directors since our inception in 2005. Prior to founding Olo Inc., Mr. Glass held the position of International Expansion Manager for Endeavor Global, Inc., a non-profit global organization leading the high-impact entrepreneurship movement, where he launched the first African Endeavor affiliate. In addition to serving as our Chief Executive Officer, Mr. Glass also serves on the board of directors of Share Our Strength, a non-profit focused on ending childhood hunger in the United States, as well as the board of trustees for the Culinary Institute of America, providing guidance and advice to the world’s premier culinary college. Additionally, Mr. Glass has served on the Board of Portillo’s Inc. (NASDAQ:PTLO) since 2017. Mr. Glass holds a B.A. in Political Science (International Relations) from Yale University.

Qualifications:

We believe that Mr. Glass is qualified to serve on our board of directors due to his experience building and leading our business as well as his insight into corporate matters as our Chief Executive Officer.

David Cancel

Independent Director Since: 2022 Age: 50 Term Ends: 2022 Committees: • Compensation

Biography:

David Cancel has served as a member of our board of directors since March 2022. Mr. Cancel is best known for creating hypergrowth products and product teams. Mr. Cancel is the co-founder and Chief Executive Officer of Drift.com, Inc. (“Drift”). Prior to co-founding Drift in 2015, he served as the Chief Product Officer at HubSpot, Inc. and has spent much of his over twenty-five year career as a serial entrepreneur, founding multiple technology companies including Performable, Inc., Ghostery, Inc., and Compete, Inc. Mr. Cancel is also a podcast host, advisor, guest lecturer, and author on topics relevant to scaling and growing technology companies. Mr. Cancel attended Queens College of The City University of New York. Additionally, Mr. Cancel is a member of and proud advocate for the LatinX technology community.

Qualifications:

We believe Mr. Cancel is qualified to serve on our board of directors due to his deep experience in enterprise SaaS product innovation and his operational experience in executive leadership.

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Board of Directors and Corporate Governance

Linda Rottenberg

Independent Director Since: 2016 Age: 53 Term Ends: 2022 Committees: • Compensation (Chair) • Nominating and Corporate Governance

Biography:

Linda Rottenberg has served as a member of our board of directors since October 2016. Ms. Rottenberg is the co-founder and has served as the Chief Executive Officer of Endeavor Global, Inc. (“Endeavor”) since 1997, a leading global community of, by, and for high-impact entrepreneurs around the world. With 60 offices spanning the world, Endeavor identifies, selects, and co-invests in high-growth founders in emerging and underserved markets, including secondary U.S. cities. Ms. Rottenberg also oversees the Endeavor Catalyst LP Fund, which currently has over $250MM assets under management, which co-invests in Endeavor Entrepreneurs raising equity capital and to date has funded 46 “unicorns.” In addition to her responsibilities at Endeavor, Ms. Rottenberg is a member of Young Presidents’ Organization. Ms. Rottenberg sits on the boards of various technology companies, including Globant S.A. (NYSE:GLOB) which she has served on since 2017. Additionally, Ms. Rottenberg sat on the board of Zayo Group Holdings, Inc. (formerly NYSE:ZAYO) from 2014 to 2020, at which point the Zayo Group went private. Ms. Rottenberg holds a B.A. in Social Studies from Harvard University and a J.D. from Yale Law School.

Qualifications:

We believe that Ms. Rottenberg is qualified to serve on our board of directors due to her extensive experience in entrepreneurship, innovation, business development, and leadership.

Directors Continuing in Office Until the 2023 Annual Meeting of Stockholders

Russell Jones

Independent Director Since: 2020 Age: 63 Term Ends: 2023 Committees: • Audit (Chair)

Biography:

Russell Jones has served as a member of our board of directors since June 2020. Mr. Jones is a retired executive with extensive experience in the technology industry and demonstrated experience in financial oversight and reporting. Prior to his retirement, Mr. Jones was the Chief Financial Officer of Shopify Inc. (NYSE: SHOP). He joined Shopify Inc. in early 2011 and took them public in May 2015, before retiring in 2018. Mr. Jones has also held senior executive roles at a number of companies, including Mitel Networks Corporation, Newbridge Networks Corporation, Watchfire Corporation, and Quake Technologies (Canada) Inc. Mr. Jones has served on the Board of Sierra Wireless, Inc. (NASDAQ:SWIR) since 2018 and was appointed to be the Board Chair effective January 1, 2022. Additionally, Mr. Jones serves on the Board of the Ottawa Hospital Foundation. Mr. Jones is a FCPA, FCA, and holds a Bachelor of Commerce (Honours) from Carleton University and an ICD.D certification from the Institute of Corporate Directors.

Qualifications:

We believe that Mr. Jones is qualified to serve on our board of directors due to his extensive track record in successfully scaling software companies.

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Board of Directors and Corporate Governance

Daniel Meyer

Independent Director Since: 2014 Age: 64 Term Ends: 2023 Committees: • Nominating and Corporate Governance (Chair)

Biography:

Daniel Meyer has served as a member of our board of directors since October 2014. Mr. Meyer is the founder of and has served as the Chief Executive Officer of Union Square Hospitality Group (“USHG”) since 1985, which owns and operates an event services business, Union Square Events, as well as the following restaurants: Anchovy Social, Blue Smoke, Caffe Marchio, Cedric’s at the Shed, Ci Siamo, Daily Provisions, Gramercy Tavern, Maialino Mare, Manhatta, Marta, The Modern, Porchlight, Tacocina, and Union Square Cafe. The restaurants have earned 28 James Beard Awards among them. Additionally, USHG owns and operates Hospitality Quotient, a consulting firm, and Enlightened Hospitality Investments. Mr. Meyer has been the Chairperson of the Board of USHG Acquisition Corp. (NYSE:HUGS) since 2020. Mr. Meyer is also the founder of Shake Shack Inc. (NYSE: SHAK), where he has been the Chairperson of the Board since 2015. Mr. Meyer previously served as a member of the board of directors of The Container Store Group, Inc. (NYSE: TCS) from 2013 to 2017. Mr. Meyer holds a B.A. in Political Science from Trinity College.

Qualifications:

We believe Mr. Meyer is qualified to serve on our board of directors due to his long career in hospitality, his wealth of restaurant technology experience, and his particular experience in strategic planning and leadership of complex organizations and board practices of other major corporations.

Colin Neville

Independent Director Since: 2016 Age: 38 Term Ends: 2023 Committees: • Audit

Biography:

Colin Neville has served as a member of our board of directors since January 2016. Mr. Neville is a Partner at The Raine Group (“Raine”), a global merchant bank dedicated to technology, media, and the telecommunications sector, and has been with the firm since its inception in 2009. Prior to joining Raine, Mr. Neville worked in the Mergers and Acquisitions group at Bank of America Merrill Lynch with a focus on technology, media, and telecom. Mr. Neville sits on the boards of several companies held in the Raine investment portfolio. Mr. Neville holds a B.A. in Political Science from Yale University.

Qualifications:

We believe that Mr. Neville is qualified to serve on the board of directors due to his deep understanding of technology trends and his experience investing in technology companies.

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Board of Directors and Corporate Governance

Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders

Brandon Gardner

Independent Director Since: 2016 Age: 47 Term Ends: 2024 Committees: • Compensation

Biography:

Brandon Gardner has served as a member of our board of directors since January 2016 and as Chairperson of our board of directors since June 2017. Mr. Gardner is a Founding Partner and has served as the President and Chief Operating Officer of Raine since 2009. Prior to Raine, Mr. Gardner founded and was the Senior Operating Officer of Serengeti Asset Management LP (“Serengeti”), a multi-strategy investment advisor. During his tenure at Serengeti, Mr. Gardner was an active member of the investment team, managing sector- and strategy-specific portfolios as well as the firm’s private investment opportunities. Prior to joining Serengeti in 2007, Mr. Gardner was a practicing attorney at Cleary Gottlieb Steen & Hamilton LLP from 1999 to 2007. Mr. Gardner serves on the boards of numerous companies held in the Raine investment portfolio. Additionally, Mr. Gardner served on the board of directors of Marquee Raine Acquisition Corp (NASDAQ:MRAC) from 2020 until 2021. Mr. Gardner holds a B.A. from the College of Arts and Sciences at the University of Pennsylvania, a B.S. from the Wharton School at the University of Pennsylvania and a J.D. from Columbia University.

Qualifications:

We believe Mr. Gardner is qualified to serve on the board of directors due to his experience in structuring securities transactions and advising private and public companies in the technology space.

David Frankel

Independent Director Since: 2005 Age: 51 Term Ends: 2024 Committees: • Nominating and Corporate Governance

Biography:

David Frankel has served as a member of our board of directors since August 2005. In 2009, Mr. Frankel co-founded Founder Collective and has served as a Managing Partner since that time. Previously, Mr. Frankel was the co-founder and Chief Executive Officer of Internet Solutions, an internet service provider acquired by Dimension Data, which was later acquired by NTT Group. Mr. Frankel serves on the boards of numerous companies held in the Founder Collective investment portfolio. Mr. Frankel holds a B.S. in Electrical Engineering from the University of Witwatersrand and an M.B.A. from Harvard University.

Qualifications:

We believe Mr. Frankel is qualified to serve on the board of directors due to his experience building, financing, and advising companies from the earliest stages of growth.

2022 Proxy Statement	17

Board of Directors and Corporate Governance

Zuhairah Washington

Independent Director Since: 2020 Age: 44 Term Ends: 2024 Committees: • Audit

Biography:

Zuhairah Washington has served as a member of our board of directors since November 2020. Since 2021, she has served as the President and Chief Operating Officer of Otrium, a VC-backed global premium fashion marketplace. Previously, from 2019 to 2021, she was the SVP and Global Head of Strategic Partners at Expedia Group, whose brands include Expedia, Hotels.com, Orbitz, and VRBO. Prior to that in 2018, she was at Egon Zehnder, a global management consulting and leadership advisory firm and from 2013 to 2018 Ms. Washington was at Uber, where she grew businesses from startup to scale and ran one of the top five U.S. markets. She also founded Kahnoodle, which was named to Entrepreneur Magazine’s 100 Brilliant Companies of 2012. Since September 2020, Ms. Washington has served on the board of directors of Five Below, Inc. (NASDAQ:FIVE). Ms. Washington earned a joint graduate degree: a J.D. from Harvard Law School and an M.B.A. from Harvard Business School, and graduated magna cum laude from UCLA with a B.A. in political science and public policy.

Qualifications:

We believe that Ms. Washington is qualified to serve on our board of directors due to her 20 years of operations and leadership experience in the technology and consumer space.

Corporate Governance Snapshot

Our governance structure reflects our commitment to advancing the long-term interests of our stockholders, maintaining accountability, diversity, ethical conduct, and alignment of interests between leadership and investors. Highlights of our governance profile include:

Independence of Our Board of Directors

Our Class A common stock is listed on the New York Stock Exchange (“NYSE”). Under the NYSE listing standards, a majority of the members of our board of directors must qualify as “independent,” as affirmatively determined by our board of directors. Our board of directors consults with our counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NYSE, as in effect from time to time.

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Board of Directors and Corporate Governance

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, and any of their family members, and Olo, our senior management, and our independent auditors, and following the recommendation of our nominating and corporate governance committee, our board of directors has affirmatively determined that the following eight directors are independent directors within the meaning of the applicable NYSE listing standards: Messrs. Gardner, Cancel, Frankel, Jones, Meyer, and Neville, and Mses. Rottenberg and Washington. In making those independence determinations, our board of directors considered the applicable NYSE rules and the current and prior relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including their beneficial ownership of our capital stock. Mr. Glass is not independent due to his position as our Chief Executive Officer. Accordingly, a majority of our directors are independent, as required under applicable NYSE rules.

Board Leadership Structure

Our board of directors has an independent chair, Mr. Gardner. The primary responsibilities of the chair of our board of directors are to: work with our Chief Executive Officer, Mr. Glass, to develop board meeting schedules and agendas; provide our Chief Executive Officer with feedback on the quality, quantity, and timeliness of the information provided to our board of directors; develop the agenda for and moderate executive sessions of the independent members of our board of directors; preside over board meetings; act as principal liaison between the independent members of our board of directors and Chief Executive Officer; convene meetings of the independent directors as appropriate; and perform other duties as our board of directors may determine from time to time. Accordingly, Mr. Gardner has substantial ability to shape the work of our board of directors.

We believe that separation of the positions of board chair and Chief Executive Officer reinforces the independence of our board of directors in its oversight of the business and affairs of Olo. In addition, we believe that having an independent board chair creates an environment that is conducive to objective evaluation and oversight of management’s performance, increasing management’s accountability, and improving the ability of our board of directors to monitor whether management’s actions are in the best interests of Olo and our stockholders. As a result, we believe that having an independent board chair can enhance the effectiveness of our board of directors as a whole.

2022 Proxy Statement	19

Board of Directors and Corporate Governance

Role of the Board of Directors in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through its various standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for Olo. For example, our board of directors has been closely monitoring the ongoing COVID-19 pandemic, its potential effects on our business, and risk mitigation strategies.

Board While our full board of directors has overall responsibility for risk oversight, it has delegated oversight of certain risks to its committees.

Audit Committee

Our audit committee monitors our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including policies and other matters relating to our investments, cash management and foreign exchange management, and major financial risk exposures. Further, our audit committee confers with management and the auditors concerning our internal controls over financial reporting, including any significant deficiencies and significant changes in internal controls, and our disclosure controls and procedures.

Compensation Committee

Our compensation committee reviews our employee compensation practices and policies as they relate to risk management and risk-taking incentives, to determine if such compensation policies and practices are reasonably likely to have a material adverse effect on us.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee oversees our major corporate governance risks, including through monitoring the effectiveness of our corporate governance guidelines.

Management

At periodic meetings of our board of directors and its committees, management reports to and seeks guidance from our board of directors and its committees with respect to the most significant risks that could affect our business, such as legal risks, information security and privacy risks, and financial, tax, and audit-related risks. In addition, among other matters, management provides our audit committee periodic reports on our compliance programs and investment policy and practices.

Data Privacy, Security, and Compliance

Our customers trust our platform with sensitive consumer and business data and many have run security assessments of our platform. We have an established in-house security team that is responsible for the review and oversight of our cybersecurity program, as well as bringing any cybersecurity risks to the attention of our board of directors and our audit committee at regular meetings of our audit committee. Our audit committee monitors the adequacy and effectiveness of our information and cyber security policies and related internal controls, and the steps taken by management to mitigate or otherwise control these exposures and to identify future risks.

We also employ our in-house security teams to constantly monitor the platform and address any vulnerabilities. Our platform’s approach to technology is to focus on incorporating privacy-safe practices and tools. Privacy best practices are proactively embedded into our systems and infrastructure. Multiple data centers host our platform for redundancy. Features are equipped with metrics and logging to provide visibility into operations, with alerts configured to automatically notify our 24/7 IT on-call rotation in the event of a problem. Continuous integration, frequent releases, and infrastructure as code are designed to optimize for efficient deployment.

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Board of Directors and Corporate Governance

Environmental, Social, and Governance (“ESG”) Oversight

Our board of directors and nominating and corporate governance committee oversee our commitment to environmental performance, health and safety, corporate social responsibility, corporate governance, sustainability, and other public policy matters. See the below section titled “Our Commitment to Environmental, Social, and Governance (“ESG”) Matters - ESG Oversight” for more details.

Meetings of the Board of Directors and its Committees

Our board of directors is responsible for the oversight of management and Olo’s strategy and for establishing corporate policies. Our board of directors meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our board of directors. Our board of directors met 14 times during the fiscal year ended December 31, 2021. With respect to the committees of our board of directors, our audit committee met eight times during the fiscal year ended December 31, 2021, our compensation committee met five times, and our nominating and corporate governance committee met five times. During the fiscal year ended December 31, 2021, each incumbent director attended 75% or more of the aggregate of the meetings of our board of directors and of the committees on which they served, other than David Frankel, who was unable to attend five meetings of our board of directors and two meetings of our nominating and corporate governance committee. We encourage our directors and nominees for director to attend our Annual Meeting. Last year we were not a public company, and this is our first annual meeting since becoming a public company.

As required under applicable NYSE listing standards, during the fiscal year ended December 31, 2021, our non-management directors met in regularly scheduled executive sessions at which only non-management directors were present. The chairs of our audit committee, compensation committee, and nominating and corporate governance committee alternated presiding over the executive sessions.

Information Regarding Committees of the Board of Directors

Our board of directors has established a standing audit committee, a compensation committee, and a nominating and corporate governance committee. Our board of directors may establish other committees to facilitate the management of our business. Our board of directors has adopted written charters for each of our committees, which are available to stockholders on our investor relations website at investors.olo.com.

The following table provides membership as of the Record Date of April 22, 2022 for each of the standing committees of our board of directors:

Name	Audit	Compensation	Nominating and Corporate Governance

Noah H. Glass

Brandon Gardner		M

David Cancel(1)		M

David Frankel			M

Russell Jones	C

Daniel Meyer			C

Colin Neville	M

Linda Rottenberg		C	M

Zuhairah Washington	M

C= Chair        M= Member

(1)	We appointed Mr. Cancel to serve on our compensation committee effective March 25, 2022 to fill the vacancy created by Mr. James D. Robinson IV’s resignation, which was also effective March 25, 2022.

2022 Proxy Statement	21

Board of Directors and Corporate Governance

Our board of directors has determined that each member of each standing committee meets the applicable NYSE rules and regulations regarding “independence” and each member is free of any relationship that would impair their individual exercise of independent judgment with regard to us.

Below is a description of each standing committee of our board of directors:

Members • Russell Jones, chair • Colin Neville • Zuhairah Washington Independence All members are independent.

Audit Committee

The primary purpose of our audit committee is to discharge the responsibilities of our board of directors with respect to our corporate accounting and financial reporting processes, systems of internal control, and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our audit committee include:

•  Helping our board of directors oversee our corporate accounting and financial reporting processes.

•  Managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements.

•  Reviewing security policies and processes, systems, and decisions in conjunction with our Chief Information Security Officer.

•  Discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results.

•  Developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters.

•  Reviewing related person transactions.

•  Obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law.

•  Approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and NYSE rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Our board of directors has determined that each of Messrs. Jones and Neville, and Ms. Washington satisfies the independence requirements under the listing standards of the NYSE and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The chair of our audit committee is Mr. Jones, who our board of directors has determined is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

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Board of Directors and Corporate Governance

Members • Linda Rottenberg, chair • David Cancel • Brandon Gardner Independence All members are independent.

Compensation Committee

The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors in overseeing our compensation policies, plans, and programs and to review and determine the compensation to be paid to our executive officers, directors, and other senior management, as appropriate. Specific responsibilities of our compensation committee include:

•  Reviewing and approving the compensation of our Chief Executive Officer, other executive officers, and senior management.

•  Reviewing, evaluating, and recommending to our board of directors succession plans for our executive officers.

•  Reviewing and recommending to our board of directors the compensation paid to our directors.

•  Administering our equity incentive plans and other benefit programs.

•  Reviewing, adopting, amending, and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management.

•  Reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

We believe that the composition and functioning of our compensation committee complies with all applicable SEC and NYSE rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

The chair of our compensation committee is Ms. Rottenberg. Our board of directors has determined that each of Messrs. Gardner and Cancel, and Ms. Rottenberg is independent under the listing standards of the NYSE and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Compensation Committee Processes and Procedures

Our compensation committee generally meets quarterly and with greater frequency if necessary. Our compensation committee also acts periodically by unanimous written consent in lieu of a formal meeting. The agenda for each meeting is usually developed by the chair of our compensation committee, in consultation with management. Our compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by our compensation committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in compensation committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of our compensation committee regarding his compensation.

The charter of our compensation committee grants our compensation committee full access to all of our books, records, facilities, and personnel. In addition, under the charter, our compensation committee has the authority to obtain, at our expense, advice and assistance from compensation consultants, and internal and external legal, accounting, or other advisors, and other external resources that our compensation committee considers necessary or appropriate in the performance of its duties. Our compensation committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising our compensation committee. In particular, our compensation committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and NYSE that bear upon the advisor’s independence, our compensation committee engaged Compensia, Inc. (“Compensia”) as our compensation consultant. Our compensation committee requested that Compensia:

•	Evaluate the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals.

•	Assist in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

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Board of Directors and Corporate Governance

As part of its engagement, Compensia was requested by our compensation committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Compensia ultimately developed recommendations that were presented to our compensation committee for its consideration.

Generally, our compensation committee’s process for determining executive compensation comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than our Chief Executive Officer, our compensation committee solicits and considers evaluations and recommendations submitted to our compensation committee by our Chief Executive Officer. The evaluation of our Chief Executive Officer’s performance is conducted by our compensation committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, our compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels, and current company-wide compensation levels and recommendations of our compensation committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee is currently one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee. See the section titled “Transactions with Related Persons” for information about related party transactions involving members of our compensation committee or their affiliates.

Members • Daniel Meyer, chair • David Frankel • Linda Rottenberg Independence All members are independent.

Nominating and Corporate Governance Committee

Specific responsibilities of our nominating and corporate governance committee include:

•  Identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our board of directors.

•  Considering and making recommendations to our board of directors regarding the composition and chairmanship of the committees of our board of directors.

•  Instituting plans or programs for the continuing education of our board of directors and orientation of new directors.

•  Developing and making recommendations to our board of directors regarding corporate governance guidelines and matters.

•  Overseeing periodic evaluations of the board of directors’ performance, including committees of the board of directors.

We believe that the functioning of our nominating and corporate governance committee complies with all applicable SEC and NYSE rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

The chair of our nominating and corporate governance committee is Mr. Meyer. Our board of directors has determined that each of Messrs. Frankel and Meyer, and Ms. Rottenberg is independent under the listing standards of the NYSE.

Our nominating and corporate governance committee will consider stockholder recommendations of director candidates, so long as they comply with applicable law and our amended and restated bylaws, which procedures are summarized below. Stockholders who wish to recommend individuals for consideration by our nominating and corporate governance committee to become nominees for election to our board of directors should do so by delivering a written recommendation to our nominating and corporate governance committee at 285 Fulton Street, One World Trade Center, 82nd Floor, New York, New York 10007, Attention: Corporate Secretary, at least 120 days prior to the anniversary date of the mailing of our proxy statement for the preceding year’s annual meeting of stockholders.

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Board of Directors and Corporate Governance

Each submission must include, among other things, the name, age, business address, and residence address of the proposed candidate, the principal occupation or employment of the proposed candidate, details of the proposed candidate’s ownership of our capital stock, a description of the proposed candidate’s business experience for at least the last five years, and a description of the proposed candidate’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected.

If, rather than submitting a candidate to our nominating and corporate governance committee for consideration, you wish to formally nominate a director pursuant to proxy materials that you will prepare and file with the SEC, please see the deadline described in “When are stockholder proposals and director nominations due for next year’s annual meeting?” in the section titled “Questions and Answers About These Proxy Materials and Voting” and refer to our amended and restated bylaws for a complete description of the required procedures for nominating a candidate to our board of directors.

Communications with Our Board of Directors

Our relationship with our stockholders is an important part of our corporate governance program. Engaging with stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices, or other aspects of our operations. Our stockholder and investor outreach includes investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases, and our website. Our webcasts for quarterly earnings releases are open to all. These webcasts are available in real time and are archived on our website for a period of time.

Interested parties wishing to communicate with our board of directors or an individual director may do so by sending a written communication to the board of directors or such director c/o 285 Fulton Street, One World Trade Center, 82nd Floor, New York, New York 10007, Attn: Corporate Secretary. The Corporate Secretary will review each communication. The Corporate Secretary will forward such communication to our board of directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening, or similarly inappropriate, in which case the Corporate Secretary shall discard the communication or inform the proper authorities, as may be appropriate.

Code of Conduct and Ethics

Our board of directors has adopted the Olo Inc. Code of Conduct and Ethics that applies to all officers, directors, contractors, consultants, and others who may be temporarily assigned to perform work or services for us. The Code of Conduct and Ethics is available on our website at investors.olo.com. If we make any substantive amendments to the Code of Conduct and Ethics or grant any waiver from a provision of the Code of Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Corporate Governance Guidelines

Our board of directors has adopted the Olo Inc. Corporate Governance Guidelines for the conduct and operation of our board of directors in order to give directors a flexible framework for effectively pursuing our objectives for the benefit of our stockholders. The Corporate Governance Guidelines set forth the practices our board of directors intends to follow with respect to board composition and selection, board meetings, board access to senior management, Chief Executive Officer performance evaluation, management succession planning, and board committees and compensation. The Corporate Governance Guidelines may be viewed on our website at investors.olo.com.

Hedging Policy

Our board of directors has adopted an insider trading policy, which prohibits hedging or monetization transactions with respect to our common stock, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. In addition, our insider trading policy prohibits trading in derivative securities related to our common stock, which include publicly traded call and put options, engaging in short selling of our common stock, purchasing our common stock on margin, or holding it in a margin account and pledging our shares as collateral for a loan.

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Board of Directors and Corporate Governance

Board Evaluation Process

We utilize a comprehensive, multi-part process for our annual self-evaluation to ensure that our board of directors is operating effectively and that its processes reflect best practices. The evaluation also aims (1) to find opportunities where our board of directors and committees can improve their performance and effectiveness, (2) to assess any need to evolve the composition and expertise of our board of directors, and (3) to assure that our board of directors and committees are operating in accordance with our Corporate Governance Guidelines and committee charters. Our nominating and corporate governance committee oversees the evaluation process to ensure that the full board of directors and each committee conduct an assessment of their performance and solicit feedback for enhancement and improvement.

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Board of Directors and Corporate Governance

Our Commitment to Environmental, Social, and Governance (“ESG”) Matters

Overview

We seek to be an advocate for the restaurant industry as its most restaurant-focused technology partner. We continuously strive to uphold our social responsibility to the communities where we live, work, and service, as well as reduce our impact on the environment. Our commitment to the restaurant industry and ESG led us to join Pledge 1%, whereby we pledged to donate 1% of our time, equity, and product to social responsibility initiatives. We also launched Olo for Good, which you can read more about in the “Community Involvement and Philanthropy” section below.

We believe that our platform positions us to meet the needs of and benefit not only the restaurant industry, but also the entire community ecosystem on which it depends: one composed of restaurant brands, partners, employees, and more. Our goal is to strengthen relationships via our technology and adapt to the evolving digital transformation underway in society.

Rising to these expectations means accounting for the impacts of our business operations on our stakeholders and greater society. Our employees play an instrumental role in advancing Olo’s progress and accountability in this domain. We are eager to advance ESG through sustainability, social impact, and diversity, equity, and inclusion (“DEI”), enforced by strong corporate governance and ethics.

Key areas of focus for our ESG strategy are:

ESG Oversight

Our nominating and corporate governance committee oversees ESG activities, programs, and public disclosures. The various committees of our board of directors, as well as our full board of directors, oversee ESG issues associated with their respective areas of responsibility. For example, oversight of a range of human capital management activities is the responsibility of our compensation committee. Oversight of our information technology risk and cybersecurity is the responsibility of our audit committee.

Our management team reports on these matters to our nominating and corporate governance committee on a regular basis. We also intend to keep our investors updated on our ESG efforts on our website and through our first annual ESG report, which we expect to launch in 2023.

Identifying ESG Priorities

To formalize our commitment to ESG and identify our ESG priorities, we engaged an independent consultant to conduct our inaugural materiality assessment, which began in February 2022. The outcome of this assessment will identify the ESG issues that matter most to our business and key stakeholders. We are leveraging the results of the assessment to inform our ESG strategy, future ESG-related disclosures, and to guide the long-term sustainability of our business. We are committed to managing the risks and opportunities that arise from ESG issues and focusing on environmental stewardship and DEI throughout our value chain.

Business Ethics

We are committed to maintaining the highest standards of business conduct, ethics, and legal compliance. We characterize this commitment in a simple refrain: Use Good Judgment, Act with Integrity, Be Responsible. We expect all stakeholders to act ethically and honestly. This includes our employees, directors, officers, agents, partners, representatives, contractors, and consultants. We strive to ensure ethical compliance with legal requirements, and we work to embed our Code of Conduct and Ethics into our everyday activities and culture. Our Code of Conduct and Ethics, approved by our board of directors in 2021, details all aspects and expectations for ethical business conduct. See the above section titled “Code of Conduct and Ethics.”

Diversity & Inclusion

We are committed to maintaining a healthy, safe, and inclusive workplace for our employees and are taking steps to increase diversity and equity across our workforce. A diverse and motivated workforce is essential to our success, innovation, and competitive advantage.

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Board of Directors and Corporate Governance

Our DEI committee was created to raise a voice for all Oloites, advise the DEI team, and create and facilitate events and initiatives to increase DEI. Based on feedback from our annual employee DEI survey and DEI committee input, we recently launched Olo Connect, a company-wide pilot mentorship program.

Our DEI strategy is built on three key pillars: attracting and retaining a diverse workforce across all levels, working to ensure fairness in promotions and compensation, and maintaining an inclusive culture for all employees.

As of December 31, 2021, our employees self-identified as 60.4% men, 39.4% women, 0.2% non-binary/other, and 17.4% underrepresented ethnicities. We are committed to increasing our population of employees who identify as members of underrepresented groups. Our goal is to have 42% of our workforce made up of women and 18% of our workforce made up of underrepresented ethnicities by the end of 2024. We are also growing our efforts to focus on members of the LGBTQ+ community, people living with disabilities, and veterans. Our diversity demographics and DEI goals may be viewed at olo.com/dei.

To recruit a diverse workforce, we focused on the following initiatives in 2021:

•	Proactively sourcing diverse talent.

•	Forming strategic partnerships to diversify our candidate pool.

•	Ongoing review of hiring processes to minimize any potential bias.

•	Celebrating and increasing awareness of different cultures with programming that highlights various demographics and intersectionality.

•	Ongoing diversity, equity, and inclusion training for all employees.

We aim to offer equitable opportunities for all employees to develop, succeed, and lead by implementing equitable talent development mechanisms. In 2021, this included:

•	Performing a company-wide calibration process to work to ensure leaders are using consistent standards in assessing performance, ensuring fairness, and minimizing bias across and within teams.

•	Monitoring the advancement and upward mobility of underrepresented groups as it relates to promotions and compensation.

We are committed to maintaining an inclusive culture where all our employees feel a sense of belonging and can thrive. In 2021, this meant:

•

Supporting employee-resource groups, or ERGs, which are aimed at fostering a diverse, equitable, and inclusive workplace. We currently have six ERGs: Olo Pride (LGBTQ+), Olo Green (Eco-conscious), Oloites of Color, Olo Women’s Network, Vets@Olo, and Olo Parents.

•	Hosting guest speakers, raising awareness of and supporting employees during current events impacting our communities, and holding cultural events throughout the year.

•	Continuing to make investments in training and development of our employees, including leadership development, mentorship program, skills development, on-the-job-training, and inclusivity training.

In addition, we have policies that seek to provide equal treatment and are dedicated to providing a safe and healthy working environment for all employees, as discussed above in the section titled “Code of Conduct and Ethics.”

Climate Change

We believe it is critical for us to consider climate change as an enterprise risk in order to prepare for the opportunities and risks climate change presents. We have engaged an independent consultant to conduct a carbon footprint analysis to gather baseline environmental data and understand our carbon footprint. The outcomes of this carbon footprint analysis will be leveraged in our forthcoming ESG strategy, which we plan to outline in our first ESG report in 2023.

Community Involvement and Philanthropy

One of our company values is “Excelsior!,” meaning “ever upward” in Latin. This manifests in a greater desire to improve our community and our world, not just our financials. As previously mentioned, as part of this effort we launched Olo for Good in 2021 to foster a sustainable contribution to the communities in which we live, work, and service by integrating

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social responsibility and impact into our business. Olo for Good will leverage our time, product, and equity to support non-profit organizations aligned with our mission and values, including those focused on:

•	Advancing all aspects of racial, ethnic, and gender diversity, equity, and inclusion.

•	Providing relief and support for the restaurant industry and its front-line workers.

•	Ending childhood hunger and increasing access to food.

•	Protecting natural resources and reducing waste and emissions.

The Olo for Good initiative includes a donor-advised fund created through our independent donor-advised fund sponsor, Tides Foundation. In March 2021, our board of directors approved the issuance of 1,729,189 shares of our Class A common stock (representing 1% of our fully diluted equity outstanding as of immediately prior to our initial public offering) for Olo for Good. We expect to donate 1/10th of the total shares approved into the fund annually.

In 2021, we recommended nine nonprofit organizations to Tides Foundation to receive grants in connection with the Olo for Good initiative. Tides Foundation subsequently donated a total of $4.9 million in grants to Black Girls Code, Clean Air Task Force, Emma’s Torch, Feeding America, FoodCorps, Girls Who Code, Giving Kitchen, The LEE Initiative, and Natural Resources Defense Council. Grant recipients are non-profits focused on our above mentioned Olo for Good values.

In addition to our donor-advised fund and our commitment to donate 1% of our equity, our commitment to Pledge 1% also includes donating 1% of product and 1% of employee time to social responsibility initiatives. This pledge strengthens our social responsibility initiatives through inclusion efforts with community partners, empowering volunteerism, and support for non-profits.

Our pledge to donating 1% of our product manifested in the our first non-profit partner, Emma’s Torch, a woman-founded fast-casual restaurant that provides refugees, asylees, and survivors of human trafficking with culinary training, English as an additional language classes, and interview preparation. We are waiving fees for Emma’s Torch’s use of our Ordering and Dispatch modules. We expect to add other non-profit restaurants to our platform, in order to use our platform for social impact and to create a positive change for our communities. Additionally, we continue to investigate opportunities to prioritize product initiatives like ‘Save the Plastic’ and other ways to allow our products to reduce environmental impacts.

Our pledge also builds upon our gift-matching and volunteer time off (“VTO”) policies. Under our gift-matching policy, we match contributions made by our employees to non-profit organizations of up to $250 per employee per calendar year. We believe that building a sustainable program for charitable donations fosters employee morale and engagement, enhances our community presence, and further aligns us with the restaurant industry. We also have a VTO policy to support volunteer activities that enhance and serve the communities in which we live and work. We believe creating community engagement opportunities that are meaningful, purposeful, and help those in need is important to enriching and inspiring the lives of our employees and improving our communities. Our VTO policy allows full-time employees to volunteer up to eight hours per calendar year with a 501(c)(3) non-profit organization.

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Report of the Audit Committee of the Board of Directors

The audit committee of the board of directors has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with our management. The audit committee has also reviewed and discussed with Ernst & Young LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2021, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and rules adopted by the SEC. The audit committee has also received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and filed with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Russell Jones, Chair

Colin Neville

Zuhairah Washington

The material in this report is not “soliciting material,” is not deemed “filed” and is not to be incorporated by reference in any filing of Olo under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Executive Officers

The following table sets forth, for our executive officers, their ages and position held with us as of the date of this proxy statement:

Name	Age	Principal Position

Noah H. Glass	40	Founder, Chief Executive Officer and Director
Peter Benevides	41	Chief Financial Officer
Nithya B. Das	41	Chief Operating Officer and Chief Legal Officer
Marty Hahnfeld	54	Chief Customer Officer
Deanne Rhynard	39	Chief People Officer

Biographical information for Noah H. Glass is included above with the director biographies under the section titled “Board of Directors and Corporate Governance.”

Peter Benevides has served as our Chief Financial Officer since January 2020. Mr. Benevides previously held the positions of Senior Vice President from January 2018 until December 2019 and Vice President of Finance from April 2015 until January 2018. Prior to joining us, Mr. Benevides held the position of Vice President of Finance and Controller at UrbanDaddy, Inc., a digital media and e-commerce company. Earlier in his career, Mr. Benevides served as the Director of Finance at several companies, including Turntable.fm, Inc., a social music service, and Sony Music Entertainment, a global recorded music company. Mr. Benevides serves on the board of the University of Rhode Island’s College of Business, Innovation & Entrepreneurship Program. Mr. Benevides is a Certified Public Accountant and Certified Management Accountant and holds a B.S. and an M.S. in Accounting from the College of Business Administration at the University of Rhode Island.

Nithya B. Das has served as our Chief Operating Officer since January 2022 and Chief Legal Officer and Corporate Secretary since November 2020. Ms. Das previously held the positions of General Counsel from October 2019 and Secretary from November 2019 until November 2020. Prior to joining us, from September 2011 to December 2018, Ms. Das served in several roles at AppNexus Inc., an advertising technology company, including as the Chief Legal and People Officer where she oversaw the company’s global legal, corporate development, and human resources affairs. Prior to AppNexus, Ms. Das served as an attorney in the New York office of Goodwin Procter LLP where she represented public and private growth technology companies. Ms. Das holds a B.A. in Business Administration (Finance) from the South Carolina Honors College at University of South Carolina and a J.D. from Brooklyn Law School.

Marty Hahnfeld has served as our Chief Customer Officer, leading our sales, marketing, and post-sale customer support services, since July 2013. Prior to joining us, Mr. Hahnfeld served as the Senior Vice President of Community Solutions at Recyclebank LLC, a consumer loyalty company. Throughout his career, Mr. Hahnfeld has served in leadership roles at numerous internet and telecommunications companies, including roles as Senior Vice President of Worldwide Sales at SkyPilot Networks, Inc., a wireless solutions provider, Chief Executive Officer at HyperEdge Corp., a telecommunications solutions company, a member of the founding executive team and Vice President of Sales at Zhone Technologies, Inc. (merged into DASAN Zhone Solutions, Inc.), and as Vice President, Sales at Ascend Communications, Inc. (acquired by Lucent Technologies Inc.).

Deanne Rhynard has served as our Chief People Officer since January 2021. Mrs. Rhynard previously held the positions of Senior Vice President of People and Culture from January 2020 until January 2021, Vice President of People and Culture from January 2018 until January 2020, Senior Director of Operations, Head of People Culture from January 2017 until January 2018, and Director of Operations from January 2014 until January 2017. Prior to joining us, Mrs. Rhynard held various people, corporate relations, and management roles at University of Virginia’s Darden School of Business, KKR, Marriott, and other technology startups. Mrs. Rhynard holds a B.A. in Business from Walla Walla University.

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Executive Compensation

Overview

Our executive compensation programs are designed to attract, motivate, incentivize, and retain our executive officers, who contribute to our long-term success. Pay that is competitive, rewards performance, and effectively aligns the interests of our executive officers with those of our long-term stockholders is key to our compensation program design and decisions. We structure our executive compensation programs to be heavily weighted towards long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

The compensation provided to our named executive officers for the year ended December 31, 2021, or fiscal year 2021, is detailed in the “2021 Summary Compensation Table” below and accompanying footnotes and narrative that follow this section.

Our named executive officers for fiscal year 2021, which consisted of our principal executive officer and the next two most highly compensated executive officers, were:

•	Noah H. Glass, our Founder, Chief Executive Officer, and member of our board of directors;

•	Peter Benevides, our Chief Financial Officer; and

•	Marty Hahnfeld, our Chief Customer Officer.

2021 Summary Compensation Table

The following table sets forth all of the compensation awarded to or earned by or paid to our named executive officers for the year ended December 31, 2021, or fiscal year 2021 and, if applicable, for the year ended December 31, 2020, or fiscal year 2020:

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Noah H. Glass Founder, Chief Executive Officer and Director	2021	443,000	9,339,129	2,636,724	240	12,419,093
	2020	350,000	927,882	210,000	—	1,487,882
Peter Benevides Chief Financial Officer	2021	308,000	2,198,470	117,810	228	2,624,508

Marty Hahnfeld Chief Customer Officer	2021	364,000	1,806,840	615,410	12,093	2,798,343
	2020	350,000	517,745	996,501	—	1,864,246

(1)

This column reflects the aggregate grant date fair value of stock options granted to our named executive officers during fiscal year 2021 and fiscal year 2020, as applicable, measured pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718), the basis for computing stock-based compensation in our consolidated financial statements. Unlike the calculations contained in our consolidated financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the named executive officer will perform the requisite service for the award to vest in full as required by SEC rules. The assumptions we used in valuing options are described in note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

(2)

This column reflects cash amounts earned by Mr. Glass and Mr. Benevides under our executive bonus plan (“Executive Bonus Plan”), based upon the achievement of revenue and EBITDA metrics, and represents the cash amount earned by Mr. Hahnfeld under our sales compensation plan, based upon locations and total contract value. Pursuant to Mr. Glass’ employment agreement, Mr. Glass also earned a one-time bonus in the amount of $2,335,484 in September 2021, based upon the achievement of certain metrics related to our initial public offering.

(3)

This column reflects the amount of life insurance premiums paid by us for the benefit of our named executive officers during fiscal year 2021. The amount for Mr. Hahnfeld also includes reimbursement of housing and commuting expenses, travel and related expenses, home office costs, and other de minimis benefits.

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Executive Compensation

Narrative to the 2021 Summary Compensation Table

Annual Base Salary

Our named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The 2021 base salaries for our named executive officers are as stated in the table above.

Non-Equity Incentive Plan Compensation

We have a bonus policy and a historical practice of setting target bonus amounts for our executive officers expressed as a percentage of base salary and reflected in their employment agreements. Our practice has been to provide for annual bonus payments to certain of our executive officers conditioned upon the achievement of certain performance goals established by our board of directors and individual goals determined by our Chief Executive Officer. We have historically established target bonus amounts which we felt were appropriate considering factors such as compensation opportunities that these executive officers were foregoing from their prior employers, cash bonuses provided to executive officers of our peer companies, the executive officer’s anticipated role relative to others at Olo, and the determination by our board of directors or committee thereof and, as applicable, the Chief Executive Officer, of the essential need to attract and retain these executive officers.

In connection with our initial public offering, we adopted our Executive Bonus Plan. The purpose of the Executive Bonus Plan is to create a direct relationship between key business performance measurements and individual bonus amounts. The Executive Bonus Plan provides for annual bonus payments to certain of our executive officers conditioned upon the achievement of certain performance goals established by our compensation committee, which may differ for each executive officer. Our compensation committee establishes such performance goals based on one or more established performance criteria relating to financial, operational, workforce, or partner performance.

In 2021, Mr. Glass was eligible to receive a target bonus of $354,400, or 80% of his base salary, based on the attainment of our performance goals set by our compensation committee. Mr. Glass earned a bonus for 2021 of $301,240.

In 2021, Mr. Benevides was eligible to receive a target bonus of $138,600, or 45% of his base salary, based on the attainment of our performance goals set by our compensation committee. Mr. Benevides earned a bonus for 2021 of $117,810.

In 2021, Mr. Hahnfeld was eligible to participate in our sales compensation plan. Our sales compensation plan is designed to compensate members of the sales team, including Mr. Hahnfeld, for the attainment of sales targets set by our compensation committee at the beginning of each fiscal year.

The variable compensation in 2021 for Mr. Hahnfeld was measured and paid on a quarterly basis based on the attainment of the sales targets over the applicable fiscal year. Mr. Hahnfeld received an aggregate variable compensation payment of $615,410 for 2021 pursuant to the terms of our sales compensation plan. For 2022, Mr. Hahnfeld will continue to participate in our sales compensation plan, with a target commission equal to 100% of his base salary.

Equity-Based Incentive Awards

Our equity award program is the primary vehicle for offering long-term incentives to our executives. We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture, and help to align the interests of our executives and our stockholders. To date, we have used stock option and restricted stock unit grants for this purpose because we believe they are an effective means by which to align the long-term interests of our executive officers with those of our stockholders. We believe that our equity awards are an important retention tool for our executive officers, as well as for our other employees.

We award equity incentive awards broadly to our employees, including to our non-executive employees. Following our initial public offering in March 2021, grants to our executives are comprised of equity grants awarded upon hire and annual equity grants which are awarded in the first quarter of the year for those eligible.

Prior to our initial public offering, all of the stock options we granted were made pursuant to our 2005 Equity Incentive Plan (the “2005 Plan”) or our 2015 Equity Incentive Plan (the “2015 Plan”). Following our initial public offering,

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Executive Compensation

we granted equity incentive awards under the terms of our 2021 Equity Incentive Plan. The terms of the stock options granted to our named executive officers are set forth in the section titled “Outstanding Equity Awards as of December 31, 2021.”

Health and Welfare and Retirement Benefits; Perquisites

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability, and life insurance plans, in each case on the same basis as all of our other employees. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances.

401(k) Plan

We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Internal Revenue Code, as amended (the “Code”) limits, which are updated annually. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their own contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan.

We recently announced a 401(k) match for eligible U.S. employees starting January 1, 2022. We will match the first 3% contributed by eligible employees at 100% or dollar-for-dollar, and the next 2% contributed at 50%, subject to annual contribution limits set forth in the Code.

Outstanding Equity Awards as of December 31, 2021

The following table sets forth certain information regarding outstanding equity awards granted to our named executive officers that remain outstanding as of December 31, 2021.

			Option Awards(1)
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Noah H. Glass	02/12/2013	(2)	977,996	—	0.16	02/11/2023
	01/12/2016	(2)	59,891	—	1.67	01/11/2026
	01/12/2016	(2)	5,749,179	—	1.67	01/11/2026
	01/12/2016	(2)	1,547,867	—	1.67	01/11/2026
	01/21/2020	(3)	199,257	216,614	2.74	01/20/2030
	02/01/2021	(4)	205,700	691,900	9.72	01/31/2031
Peter Benevides	06/11/2015	(2)	163,969	—	0.16	06/10/2025
	04/26/2016	(2)	273,938	—	1.67	04/25/2026
	02/06/2018	(5)	124,831	2,669	1.67	02/05/2028
	01/21/2020	(3)	160,463	174,437	2.74	01/20/2030
	02/01/2021	(4)	48,112	161,838	9.72	01/31/2031
Marty Hahnfeld	09/10/2013	(2)	440,536	—	0.16	09/09/2023
	01/12/2016	(2)	1,219,358	—	1.67	01/11/2026
	01/21/2020	(3)	111,180	120,870	2.74	01/20/2030
	02/01/2021	(4)	39,542	133,008	9.72	01/31/2031

(1)	All option awards listed in this table were granted pursuant to our 2005 Plan and 2015 Plan.

(2)	The shares subject to this stock option are fully vested.

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Executive Compensation

(3)

25% of the shares underlying this option vested on January 15, 2021, with the remaining shares vesting in 36 equal monthly installments thereafter, provided that in each case the named executive officer remains continuously employed with us through each applicable vesting date. This option is also subject to accelerated vesting in connection with a change in control for named executive officers as described more fully under the section below entitled “Employment Arrangements.”

(4)

6.25% of the shares underlying this option vested on April 1, 2021, with the remaining shares vesting in 45 equal monthly installments thereafter, provided that in each case the named executive officer remains continuously employed with us through each applicable vesting date.

(5)

25% of the shares underlying this option vested on January 1, 2019, with the remaining shares vesting in 36 equal monthly installments thereafter, provided that Mr. Benevides remains continuously employed with us through each applicable vesting date.

Employment Arrangements

Each of our named executive officers is an at-will employee. Except as set forth below, we have not entered into any employment agreements or offer letters with our named executive officers.

Noah H. Glass

On January 1, 2021, we entered into an employment agreement with Noah H. Glass, our Founder and Chief Executive Officer.

Mr. Glass’ employment agreement provides for an annual base salary of $443,000. Mr. Glass is eligible for an annual target bonus of eighty percent (80%) of Mr. Glass’ then-current annual salary. The actual amount of any bonus, and Mr. Glass’ entitlement to the bonus, will be subject to our discretion subject and based on our and Mr. Glass’ achievement of objectives and milestones as set forth in our Executive Bonus Plan.

Mr. Glass is entitled to receive severance and change in control benefits. Upon termination of Mr. Glass’ employment by us without cause or by him for good reason, each as defined in his employment agreement, Mr. Glass would be entitled to receive the following severance benefits:

•

payment of Mr. Glass’ then-current base salary from the date of his termination of employment until twelve (12) months thereafter (payable in equal installments in accordance with our regular schedule);

•

payment of a portion of Mr. Glass’ annual target bonus, which is calculated based on our and Mr. Glass’ achievement of objectives and milestones as set forth in our Executive Bonus Plan, pro-rated for the period of employment during the applicable year (payable on the date we make the first severance payment); and

•

payment of the monthly premium we were paying for Mr. Glass and his eligible dependents with respect to our health insurance plan (as of the day of his separation from employment), if he timely elects benefits pursuant to Consolidated Omnibus Reconciliation Act of 1985 as amended (“COBRA”), from the date of his termination of employment until the earlier of: (1) twelve (12) months, (2) the time Mr. Glass accepts employment with another employer that provides comparable benefits, or (3) or the date Mr. Glass ceases to be eligible for COBRA continuation coverage for any reason, including plan termination.

Upon termination of Mr. Glass’ employment by us without cause or by him for good reason, each as defined in his employment agreement, within either three (3) months prior to or eighteen (18) months following a change of control as defined in our 2015 Plan, Mr. Glass would be entitled to receive the following severance benefits:

•	a lump sum payment of an amount equivalent to eighteen (18) months of Mr. Glass’ then-current base salary (payable within sixty (60) days following his separation from employment);

•

payment of a portion of Mr. Glass’ annual target bonus, which is calculated based on our and Mr. Glass’ achievement of objectives and milestones as set forth in our Executive Bonus Plan, pro-rated for the period of employment during the applicable year (payable on the date we pay the severance);

•

payment of the monthly premium we were paying for Mr. Glass and his eligible dependents with respect to our health insurance plan (as of the day of his separation from employment), if he timely elects benefits pursuant to COBRA, from the date of his termination of employment until the earlier of: (1) eighteen (18) months, (2) the time

2022 Proxy Statement	35

Executive Compensation

Mr. Glass accepts employment with another employer that provides comparable benefits, or (3) or the date Mr. Glass ceases to be eligible for COBRA continuation coverage for any reason, including plan termination; and

•

any unvested shares subject to Mr. Glass’ outstanding equity awards as described above in the section titled “Outstanding Equity Awards as of December 31, 2021” subject to time-based vesting will become fully vested upon the date Mr. Glass is terminated from employment with us.

The payment of all such severance benefits are subject to Mr. Glass’ execution of a separation agreement that has become enforceable and irrevocable and that includes a general release of all claims against us.

In addition, in the event any amounts Mr. Glass will or may receive would constitute a “parachute payment” within the meaning of Section 280G of the Code, and such payments would be subject to the excise tax imposed by Section 4999 of the Code, then such payments will either be (i) provided to Mr. Glass in full, or (ii) reduced to such lesser amount that would result in a smaller or no portion of such payments being subject to the excise tax, whichever amount, after taking into account all applicable taxes, including the excise tax, would result in Mr. Glass’ receipt, on an after-tax basis, of the greatest amount of such payments.

Peter Benevides

On January 1, 2021, we entered into an employment agreement with Peter Benevides, our Chief Financial Officer.

Mr. Benevides’ employment agreement provides for an initial annual base salary of $308,000. Mr. Benevides is eligible for an annual target bonus of (45%) of Mr. Benevides’ then-current annual salary. The actual amount of any bonus, and Mr. Benevides’ entitlement to the bonus, will be subject to our discretion and based on our and Mr. Benevides’ achievement of objectives and milestones as set forth in our Executive Bonus Plan.

Mr. Benevides is entitled to receive severance and change in control benefits. Upon termination of Mr. Benevides’ employment by us without cause or by him for good reason, each as defined in his employment agreement, Mr. Benevides would be entitled to receive the following severance benefits:

•	payment of Mr. Benevides’ then-current base salary for nine (9) months following the date his employment is terminated payable in equal installments in accordance with our regular payroll schedule;

•	payment of a portion of Mr. Benevides’ annual target bonus, pro-rated for the period of employment during the applicable year (payable on the date we make the first severance payment); and

•

payment of the monthly premiums for Mr. Benevides to continue coverage (including coverage for eligible dependents, if applicable) with respect to our health insurance plan, if he timely elects benefits pursuant to COBRA, from the date of his termination of employment until the earlier of: (1) nine (9) months following his employment ending, (2) the date Mr. Benevides becomes eligible for group health insurance coverage with another employer, or (3) the date Mr. Benevides ceases to be eligible for COBRA continuation coverage for any reason.

Upon termination of Mr. Benevides’ employment by us without cause or by him for good reason, each as defined in his employment agreement, within either three (3) months prior to or eighteen (18) months following a change of control as defined in our 2015 Plan, then in lieu of the severance payments and benefits described immediately above, Mr. Benevides would be entitled to receive the following severance benefits:

•

a lump sum payment of an amount equivalent to twelve (12) months of Mr. Benevides’ then-current base salary (payable within sixty (60) days following his separation from employment), provided, that if the termination occurs prior to a change in control, the severance shall commence to be paid in installments, with a lump sum payment of the balance upon the occurrence of a change in control;

•	payment of a portion of Mr. Benevides’ annual target bonus, pro-rated for the period of employment during the applicable year (payable on the date we make the first severance payment);

•

payment of the monthly premiums for Mr. Benevides to continue coverage (including coverage for eligible dependents, if applicable) with respect to our health insurance plan, if he timely elects benefits pursuant to COBRA, from the date of his termination of employment until the earlier of: (1) twelve (12) months following his termination of employment, (2) the date Mr. Benevides becomes eligible for group health insurance coverage with another employer, or (3) the date Mr. Benevides ceases to be eligible for COBRA continuation coverage for any reason; and

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Executive Compensation

•

any unvested shares subject to Mr. Benevides’ outstanding equity awards as described above in the section titled “Outstanding Equity Awards as of December 31, 2021” subject to time-based vesting will become fully vested upon the later of Mr. Benevides’ termination date or the date of such change in control.

The payment of all such severance benefits are subject to Mr. Benevides’ execution of a separation agreement that has become enforceable and irrevocable and that includes a general release of all claims against us.

In addition, in the event any amounts Mr. Benevides will or may receive would constitute a “parachute payment” within the meaning of Section 280G of the Code, and such payments would be subject to the excise tax imposed by Section 4999 of the Code, then such payments will either be (i) provided to Mr. Benevides in full, or (ii) reduced to such lesser amount that would result in a smaller or no portion of such payments being subject to the excise tax, whichever amount, after taking into account all applicable taxes, including the excise tax, would result in Mr. Benevides’ receipt, on an after-tax basis, of the greatest amount of such payments.

Marty Hahnfeld

On January 1, 2021, we entered into an employment agreement with Marty Hahnfeld, our Chief Customer Officer.

Mr. Hahnfeld’s employment agreement provides for an annual base salary of $364,000. Mr. Hahnfeld is eligible to earn commission compensation according to our sales compensation plan and a commission structure that our board of directors may approve for our senior executives. Mr. Hahnfeld will be eligible to earn commission at an annual target equal to 100% of Mr. Hahnfeld’s then-current annual salary. The actual amount of any commission, and Mr. Hahnfeld’s entitlement to any commission, will be subject to the sole discretion of our compensation committee and subject to Mr. Hahnfeld’s achievement of objectives and milestones as set forth in the sales compensation plan.

Mr. Hahnfeld is entitled to receive severance and change in control benefits. If Mr. Hahnfeld’s employment is terminated by us without cause or by him for good reason, each as defined in his employment agreement, Mr. Hahnfeld would be entitled to receive the following severance benefits:

•	payment of Mr. Hahnfeld’s then-current base salary for nine (9) months following the date his employment is terminated (payable in equal installments in accordance with our regular payroll schedule);

•

monthly payments, in an amount equal to the average sales commission Mr. Hahnfeld earned monthly during the twelve (12) months prior to his employment ending, for six (6) months following the date his employment is terminated (payable in equal installments in accordance with our standard payroll procedures with the first installment payable on the date we make the first severance payment); and

•

reimbursement of the monthly premium payments Mr. Hahnfeld makes for COBRA coverage, if he timely elects benefits pursuant to COBRA, from the date of his termination of employment until the earlier of: (1) nine (9) months following his employment ending, or (2) the time Mr. Hahnfeld accepts employment with another employer, or (3) or the date Mr. Hahnfeld ceases to be eligible for COBRA continuation coverage for any reason.

Upon termination of Mr. Hahnfeld’s employment by us without cause or by him for good reason, each as defined in his employment agreement, within either three (3) months prior to or eighteen (18) months following a change of control as defined in our 2015 Plan, Mr. Hahnfeld would be entitled to receive the following severance benefits:

•	a lump sum payment of an amount equivalent to twelve (12) months of Mr. Hahnfeld’s then-current base salary (payable within sixty (60) days following his separation from employment);

•

monthly payments, in an amount equal to the average sales commission Mr. Hahnfeld earned monthly during the twelve (12) months prior to his employment ending, for twelve (12) months following the date his employment is terminated (payable in equal installments in accordance with our standard payroll procedures with the first installment payable on the date we make the first severance payment);

•

payment of the monthly premium we were paying for Mr. Hahnfeld and his eligible dependents with respect to our health insurance plan (as of the day of his separation from employment), if he timely elects benefits pursuant to COBRA, from the date of his termination of employment until the earlier of: (1) twelve (12) months, (2) the time Mr. Hahnfeld accepts employment with another employer that provides comparable benefits, or (3) or the date Mr. Hahnfeld ceases to be eligible for COBRA continuation coverage for any reason; and

2022 Proxy Statement	37

Executive Compensation

•

any unvested shares subject to Mr. Hahnfeld’s outstanding equity awards as described above in the section titled “Outstanding Equity Awards as of December 31, 2021” subject to time-based vesting will become fully vested upon the date Mr. Hahnfeld is terminated from employment with us.

The payment of all such severance benefits are subject to Mr. Hahnfeld’s execution of a separation agreement that has become enforceable and irrevocable and that includes a general release of all claims against us.

In addition, if Mr. Hahnfeld’s employment terminates for any reason prior to payment of any earned portion of his commission, he will be paid such earned commission otherwise in accordance with the terms of his employment agreement and the sales compensation plan.

Finally, in the event any amounts Mr. Hahnfeld will or may receive would constitute a “parachute payment” within the meaning of Section 280G of the Code, and such payments would be subject to the excise tax imposed by Section 4999 of the Code, then such payments will either be (i) provided to Mr. Hahnfeld in full, or (ii) reduced to such lesser amount that would result in a smaller or no portion of such payments being subject to the excise tax, whichever amount, after taking into account all applicable taxes, including the excise tax, would result in Mr. Hahnfeld’s receipt, on an after-tax basis, of the greatest amount of such payments.

Indemnification Matters

Our amended and restated certificate of incorporation contains provisions that authorize us to provide indemnification of (and advancement of expenses to) our directors, officers, employees, and agents (and any other persons to which applicable law permits us to provide indemnification) to the fullest extent permitted by applicable law through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to the corporation or its stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions; or

•	any transaction from which the director derived an improper personal benefit.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Subject to certain requirements, our amended and restated bylaws provides that we are required to indemnify our directors and executive officers to the fullest extent permitted by Delaware law or any other applicable law and we may indemnify our other employees and agents against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with a proceeding.

Our amended and restated bylaws also provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers, and other employees as determined by our board of directors. With certain exceptions, these agreements provide for advancement of expenses and full or partial indemnification in connection with third-party proceedings or by or in the right of us for related expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by any of these individuals in any action or proceeding. We believe these provisions in our amended and restated certificate of incorporation, amended and restated bylaws, and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even

38

Executive Compensation

though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, executive officers or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2021. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)

Equity plans approved by stockholders	36,716,816	$3.55	22,754,687

Equity plans not approved by stockholders	—	—	—

(1)

Includes the 2005 Plan, 2015 Plan, and the 2021 Plan, but does not include future rights to purchase Class A common stock under our 2021 Employee Stock Purchase Plan (“ESPP”), which depend on a number of factors described in our ESPP and will not be determined until the end of the applicable purchase period.

(2)	The weighted-average exercise price excludes any outstanding restricted stock unit awards, which have no exercise price.

(3)

Includes the 2021 Plan and ESPP. Stock options or other stock awards granted under the 2005 Plan and 2015 Plan that are forfeited, terminated, expired, or repurchased become available for issuance under the 2021 Plan.

The 2021 Plan provides that the total number of shares of our Class A common stock reserved for issuance thereunder will automatically increase on January 1st of each year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 5.0% of the total number of shares of capital stock outstanding on December 31st of the preceding year; or such lesser number of shares of Class A common stock as determined by our board of directors prior to January 1st of a given year. In addition, the ESPP provides that the total number of shares of our Class A common stock reserved for issuance thereunder will automatically increase on January 1st of each year for a period of up to ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (i) 1.0% of the total number of shares of capital stock outstanding on December 31st of the preceding year, and (ii) 11,700,000 shares of Class A common stock; or such lesser number of shares of Class A common stock as determined by our board of directors prior to January 1st of a given year.

Accordingly, on January 1, 2021, the number of shares of Class A common stock available for issuance under the 2021 Plan and the ESPP increased by 7,892,263 shares and 1,578,452 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

2022 Proxy Statement	39

Non-Employee Director Compensation

Non-Employee Director Compensation Policy

Our board of directors adopted an amended and restated non-employee director compensation policy in March 2021, as amended and restated on December 21, 2021, that is applicable to all of our non-employee directors. This non-employee director compensation policy provides that each such non-employee director will be eligible to receive the following compensation for service on our board of directors on and following the effective date of the non-employee director compensation policy:

•	an annual cash retainer of $30,000;

•	an annual cash retainer of $45,000 for service as lead non-employee director (in lieu of the annual cash retainer above);

•

an additional annual cash retainer of $10,000, $6,000, and $4,000 for service as a member of our audit committee, compensation committee, and nominating and corporate governance committee, respectively;

•

an additional annual cash retainer of $20,000, $12,000, and $8,000 for service as chair of our audit committee, chair of our compensation committee, and chair of our nominating and corporate governance committee, respectively (in lieu of the committee member retainer above);

•

an initial restricted stock unit award (an “initial RSU award”) granted at the time a non-employee director first joins our board of directors, covering the number of shares equal to $300,000 divided by the closing sales price of our common stock on the grant date, vesting in three equal annual installments; and

•

an annual restricted stock unit award, granted at each annual meeting of our stockholders to each non-employee director who (i) has served as a non-employee member of the board for at least six months prior to the annual meeting and (ii) does not hold unvested equity awards (other than the initial RSU award), covering the number of shares equal to $165,000 divided by the closing sales price of our common stock on the date of the applicable annual meeting, vesting on the earlier of (x) the one year anniversary of the date of grant and (y) the day immediately prior to the next annual meeting.

Each of the restricted stock unit grants granted under our non-employee director compensation policy described above will be granted under our 2021 Plan. Each such grant will vest subject to the director’s continuous service with us, provided that each grant will vest in full upon a “Change in Control,” as defined in the 2021 Plan.

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Non-Employee Director Compensation

2021 Non-Employee Director Compensation Table

The following table provides information regarding the total compensation that was earned by or paid to each of our non-employee directors during fiscal year 2021. Directors who also serve as employees receive no additional compensation for their service as directors. During fiscal year 2021, Noah Glass, our Chief Executive Officer, was a member of our board of directors as well as an employee, and received no additional compensation for his services as a director. See the section titled “Executive Compensation – 2021 Summary Compensation Table” for more information about the compensation of Mr. Glass as a named executive officer.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)

Brandon Gardner	40,478	199,350	239,828

David Frankel	25,500	199,350	224,850

Russell Jones	40,332	—	40,332

Daniel Meyer	28,500	199,350	227,850

Colin Neville	30,000	199,350	229,350

James D. Robinson IV(4)	27,000	199,350	226,350

Linda Rottenberg	34,500	—	34,500

Warren C. Smith Jr.(5)	—	—	—

Zuhairah Washington	32,169	—	32,169

(1)

As of December 31, 2021, each of Messrs. Frankel, Gardner, Meyer, Neville, and Robinson held 7,974 outstanding restricted stock units for our Class A common stock; Mr. Jones held an option to purchase 203,813 shares of our Class B common stock; Ms. Rottenberg held options to purchase 1,130,398 shares of our Class B common stock; and Ms. Washington held an option to purchase 203,813 shares of our Class B common stock.

(2)

The amounts reported represent the annual cash retainer and committee fees paid to or earned by each of our non-employee directors for services in fiscal year 2021 pursuant to our director compensation policy. Each non-employee director other than Messers. Gardner, Jones, and Neville and Ms. Washington, elected to receive such amounts in the form of restricted stock units of our Class A common stock, except that Mr. Robinson received $9,000 of such fees in cash and elected to receive $18,000 in the form of restricted stock units of our Class A common stock.

(3)

The amounts reported represent the grant date fair value of the restricted stock units granted during fiscal 2021 under our 2021 Plan, as computed in accordance with FASB ASC 718. Such grant values do not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value are set forth in the notes to our financial statements included in our Annual Report on Form 10-K for fiscal year ended December 31, 2021. The amounts reported in this column reflect the accounting cost for these awards and does not correspond to the actual economic value that may be received by the director upon vesting, settlement, or sale of any of the underlying shares of our Class A common stock.

(4)	Mr. Robinson resigned from our board of directors in March 2022.

(5)	Mr. Smith resigned from our board of directors in connection with our initial public offering in March 2021 and did not have any outstanding equity awards with us as of December 31, 2021.

2022 Proxy Statement	41

Security Ownership of Certain Beneficial Owners and Management

Ownership of Securities

The following table sets forth certain information regarding the ownership of our common stock as of March 31, 2022 by:

•	each of our named executive officers;

•	each of our directors;

•	all of our executive officers and directors as a group; and

•	each person or entity known by us to be beneficial owners of more than five percent of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 89,660,186 shares of Class A common stock and 70,126,888 shares of Class B common stock outstanding as of March 31, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options held by the person that are currently exercisable, or exercisable or would vest based on service-based vesting conditions within 60 days of March 31, 2022. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Olo Inc., 285 Fulton Street, One World Trade Center, 82nd Floor New York, New York 10007.

42

Security Ownership of Certain Beneficial Owners and Management

	Beneficial Ownership
	Class A Common Stock		Class B Common Stock		% of Total Voting Power†
Beneficial Owner	Number of Shares	%	Number of Shares	%

5% Stockholders:

Entities associated with The Raine Group(1)	409,426	*	32,220,439	45.9%	40.8%

Entities associated with Raqtinda Investments(2)	—	—	13,157,966	18.8%	16.6%

Entities associated with Staley Capital(3)	—	—	4,769,723	6.8%	6.0%

Entities associated with RRE Ventures(4)	—	—	3,584,141	5.1%	4.5%

Entities associated with Wellington Management(5)	8,864,153	9.9%	—	—	1.1%

Entities associated with Brown Capital Management(6)	6,477,014	7.2%	—	—	*

Entities associated with Allspring(7)	6,331,383	7.1%	—	—	*

The Vanguard Group(8)	4,797,527	5.4%	—	—	*

Directors and Named Executive Officers:

Noah H. Glass(9)	30,423	*	13,257,218	18.9%	16.8%

David Cancel(10)	—	—	—	—	—

Brandon Gardner(1)(11)	428,476	*	32,220,439	45.9%	40.8%

David Frankel(2)	910	*	13,157,966	18.8%	16.6%

Daniel Meyer(12)	793,062	*	—	—	*

Russell Jones(13)	13,050	*	195,313	*	*

Colin Neville(1)(14)	431,426	*	32,220,439	45.9%	40.8%

Linda Rottenberg(15)	3,231	*	1,104,915	1.6%	1.4%

Zuhairah Washington(16)	—	*	152,847	*	*

Peter Benevides(17)	95,749	*	764,736	1.1%	1.0%

Marty Hahnfeld(18)	576,145	*	1,381,106	2.0%	1.8%

All executive officers and directors as a group (13 persons)(19)	1,979,361	2.2%	62,761,760	89.5%	79.6%

*	Less than one percent.

†

Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share.

(1)

Consists of 32,220,439 shares of Class B common stock held by RPII Order LLC and 409,426 shares of Class A Common Stock held by Raine Associates II LP. RPII Order LLC, Raine Partners II LP, and Raine Capital LLC have shared voting and dispositive power over 32,220,439 shares of Class B common stock. Raine Associates II LP, Raine Management LLC, The Raine Group LLC, and Raine Holdings LLC have shared voting and dispositive power over 32,629,865 shares of Class A and Class B common stock. The sole member of RPII Order LLC is Raine Partners II LP, a private equity-fund managed by Raine Capital LLC, an SEC-registered Investment Advisor and subsidiary of The Raine Group LLC. The Investment Committee members of Raine Partners II LP who share voting and dispositive power with respect to such shares are Jeffrey A. Sine, Joseph Ravitch, Brandon W. Gardner, John Salter, and Deborah Mei. The address of RPII Order LLC is 65 East 55th Street, 24th Floor, New York, NY 10022. The information reported is based on a Schedule 13G filed with the SEC on February 9, 2022 and a Form 4 filed with the SEC on November 10, 2021.

(2)

Consists of 13,157,966 shares of Class B common stock held by Raqtinda Investments LLC. Raqtinda Investments LLC has shared voting and dispositive power over 13,157,966 shares of Class B common stock. David Frankel has sole voting power with respect to 8,884 shares of Class B common stock and, along with Peter Rosenberg, has shared voting and dispositive power over 13,157,966 shares of Class B common stock. Raqtinda Investments LLC is managed by Peter Rosenberg and David Frankel. The Raqtinda Trust is the member of Raqtinda Investments LLC. Peter Rosenberg and Tracey Nicole Frankel are trustees of the Raqtinda Trust and David Frankel is the Grantor of the Raqtinda Trust. The address of Raqtinda Investments LLC is c/o Stonehage Fleming US LLC, One Liberty Place,

2022 Proxy Statement	43

Security Ownership of Certain Beneficial Owners and Management

1700 Market Street, Suite 3010, Philadelphia, PA 19103. The information reported is based on a Schedule 13G filed with the SEC on January 27, 2022.

(3)

Consists of (a) 3,667,758 shares of Class B common stock held by Staley Capital Fund I, LP and (b) 1,101,965 shares of Class B common stock held by Staley Capital Olo Fund LLC. Staley Capital Partners LLC is the general partner of Staley Capital Fund I, L.P. Warren C. Smith, Jr. and Amit Basak are the managers of Staley Capital Partners LLC and have shared voting and investment power over the shares held by Staley Capital Fund I, L.P. Staley Capital Management, LLC is the sole manager of Staley Capital Olo Fund LLC. Warren C. Smith, Jr. is the sole manager of Staley Capital Management, LLC and has sole voting and investment power over the shares held by Staley Capital Olo Fund LLC. Messrs. Smith and Basak disclaim beneficial ownership of any shares held by Staley Capital Fund I, L.P. and Staley Capital Olo Fund LLC except to the extent of their respective proportionate pecuniary interests therein. The address of each of these entities is 20 William Street, Suite 270, Wellesley, MA 02481.

(4)

Consists of 3,584,141 shares of Class B common stock held by RRE Ventures IV, L.P. RRE Ventures IV, LP, RRE Ventures GP IV, LLC, James D. Robinson IV, Stuart J. Ellman and William D. Porteous have shared voting and dispositive power over 3,584,141 shares of Class B common stock. The sole general partner of RRE Ventures IV, L.P. is RRE Ventures GP IV, LLC. The managing members and officers of RRE Ventures GP, IV LLC are James D. Robinson IV, Stuart J. Ellman, and William D. Porteous. The address of RRE Ventures IV, L.P. is 150 East 59th Street, 17th Floor, New York, NY 10022. The information reported is based on a Schedule 13G filed with the SEC on February 25, 2022 and a Form 4 filed with the SEC on March 2, 2022.

(5)

Consists of (a) 7,624,986 shares of Class A common stock held by Wellington Management Group LLP, as parent holding company of certain holding companies and the Wellington Investment Advisers, covering securities owned of record by clients of the Wellington Investment Advisers and (b) 1,239,167 shares of Class A common stock held by Wellington Hadley Harbor Master Investors (Cayman) III L.P. Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP have shared voting power with respect to 6,755,510 shares of Class A common stock and shared dispositive power with respect to 7,624,969 shares of Class A common stock. Wellington Management Company LLP has shared voting power over 6,736,852 shares of Class A common stock and shared dispositive power over 7,472,353 shares of Class A common stock. Wellington Hadley Harbor Master Investors (Cayman) III L.P. has shared voting and dispositive power over 1,239,167 shares of Class A common stock. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The business address of Wellington Management is c/o Wellington Management Company, 280 Congress St, Boston, MA 02210. The information reported is based on Schedule 13Gs filed with the SEC on February 4, 2022.

(6)

Consists of 6,477,014 shares of Class A common stock held by Brown Capital Management, LLC, including 3,532,932 shares beneficially owned by The Brown Capital Management Small Company Fund, a registered investment company, which is managed by Brown Capital Management, LLC. Brown Capital Management, LLC has sole voting power with respect to 4,096,515 shares of Class A common stock and sole dispositive power with respect to 6,477,014 shares of Class A common stock. The Brown Capital Management Small Company Fund has sole voting and dispositive power with respect to 3,532,932 shares of Class A common stock. The business address of Brown Capital Management, LLC is c/o Brown Capital Management, LLC, 1201 N. Calvert Street, Baltimore, MD 21202. The information reported is based on Schedule 13Gs filed with the SEC on February 10, 2022.

(7)

Consists of 6,331,383 shares of Class A common stock held by entities affiliated with Allspring Global Investments Holdings, LLC (“Allspring”). Allspring has sole voting power with respect to 5,493,087 shares of Class A common stock and sole dispositive power over 6,331,383 shares of Class A common stock. The business address of Allspring is 525 Market St, 10th Fl, San Francisco, CA 94105. The information reported is based on a Schedule 13G filed with the SEC on February 9, 2022.

(8)

Consists of 4,797,527 shares of Class A common stock held by The Vanguard Group, a registered investment advisor (“Vanguard”). Vanguard has shared voting power over 13,740 shares of Class A common stock, sole dispositive power over 4,752,308 shares of Class A common stock and shared dispositive power over 45,219 shares of Class A common stock. The business address of Vanguard is 100 Vanguard Blvd, Malvern, PA 19355. The information reported is based on a Schedule 13G filed with the SEC on February 10, 2022.

(9)

Consists of (a) 5,482 shares of Class A common stock and 975,900 shares of Class B common stock held directly by Mr. Glass, (b) 24,941 shares of Class A common stock issuable upon the exercise of options held by Mr. Glass

44

Security Ownership of Certain Beneficial Owners and Management

within 60 days of March 31, 2022, (c) 8,676,723 shares of Class B common stock issuable upon the exercise of options held by Mr. Glass within 60 days of March 31, 2022, and (d) 3,604,595 shares of Class B common stock held by the Glass Family Trust (the “Trust”). Mr. Glass is a trustee and beneficiary of the Trust.

(10)	Mr. Cancel was appointed to our board of directors on March 25, 2022 and did not own any shares of Class A or Class B common stock as of December 31, 2021.

(11)	Consists of 19,050 shares of Class A common stock held directly and 6,000 shares of Class A common stock held by a family member of Mr. Gardner.

(12)

Consists of (a) 1,017 shares of Class A common stock held directly by Mr. Meyer, (b) 6,000 shares of Class A Common stock held by the child of Mr. Meyer, (c) 437,775 shares of Class A common stock held by the Daniel H. Meyer Investment Trust d/t/d 5/15/92 of which Mr. Meyer is the grantor, trustee and beneficiary, and (d) 348,270 shares of Class A common stock held by the DHM 2012 Gift Trust of which Mr. Meyer’s spouse is a co-trustee and beneficiary.

(13)

Consists of (a) 13,050 shares of Class A common stock held directly and (b) 195,313 shares of Class B common stock issuable upon the exercise of options held by Mr. Jones within 60 days of March 31, 2022.

(14)	Consists of 22,000 shares of Class A common stock held directly by Mr. Neville.

(15)

Consists of (a) 1,231 shares of Class A common stock held by Ms. Rottenberg, (b) 2,000 shares of Class A common stock held by her spouse, and (c) 1,104,915 shares of Class B common stock issuable upon the exercise of options held by Ms. Rottenberg within 60 days of March 31, 2022.

(16)	Consists of 152,847 shares of Class B common stock issuable upon the exercise of options held by Ms. Washington within 60 days of March 31, 2022.

(17)

Consists of (a) 83,010 shares of Class A common stock held directly, (b) 12,739 shares of Class A common stock issuable upon the exercise of options held by Mr. Benevides within 60 days of March 31, 2022, and (c) 764,736 shares of Class B common stock issuable upon the exercise of options held by Mr. Benevides within 60 days of March 31, 2022.

(18)

Consists of (a) 570,266 shares of Class A common stock and 7,533 shares of Class B common stock held directly, (b) 5,879 shares of Class A common stock issuable upon the exercise of options held by Mr. Hahnfeld within 60 days of March 31, 2022, and (b) 1,373,573 shares of Class B common stock issuable upon the exercise of options held by Mr. Hahnfeld within 60 days of March 31, 2022.

(19)

Consists of (a) 1,922,672 shares of Class A common stock and 50,012,021 shares of Class B common stock, (b) 56,689 shares of Class A common stock issuable upon the exercise of options within 60 days of March 31, 2022, and (c) 12,749,739 shares of Class B common stock issuable upon the exercise of options within 60 days of March 31, 2022.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors, and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with; except that four reports, covering an aggregate of eight transactions, were filed late by Nithya B. Das, Deanne Rhynard, and Wellington Hadley Harbor Master Investors (Cayman) III L.P.

2022 Proxy Statement	45

Transactions with Related Persons

The following is a summary of transactions since January 1, 2021 to which we have been a participant in which the amount involved exceeded $120,000, and any of our directors, executive officers, or holders of more than 5% of any class of our capital stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.

Secondary Sales

In January and February 2021, an aggregate of 170,000 shares of our Class B common stock were sold by Alvaro Gutierrez, one of our stockholders, to entities associated with Battery Ventures, Tiger Global Management, The Raine Group, and Wellington Management for an aggregate price of approximately $1.7 million. Entities associated with The Raine Group and Wellington Management are beneficial holders of more than 5% of our outstanding capital stock.

Equity Grants to Directors and Executive Officers

We have granted stock options to certain of our directors and executive officers. For more information regarding the stock options and stock awards granted to our directors and named executive officers, see the sections titled “Executive Compensation” and “Non-Employee Director Compensation.”

Employment Agreements

We entered into employment agreements with our executive officers in January 2021. For more information regarding employment agreements with our named executive officers, see the section titled “Executive Compensation—Employment Arrangements.”

Directed Share Program

We closed our initial public offering of Class A common stock in March 2021. At our request, the underwriters reserved at the initial public offering price per share a certain number of shares for certain of our directors, customers and partners, and the friends and family members of certain of our employees, directors, customers, and partners. Certain of our directors and executive officers, and/or an affiliate or immediate family member thereof, participated in the directed share program as follows:

Name	Number of Shares Purchased	Aggregate Purchase Price

Brandon Gardner	19,050	$476,250

Russell Jones	13,050	$326,250

Daniel Meyer	19,050	$476,250

Colin Neville	22,000	$550,000

Linda Rottenberg	2,000	$50,000

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provides that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our board of directors with discretion to indemnify our employees and other agents when determined appropriate by the board of directors. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them. For more information regarding these agreements, see the section titled “Executive Compensation—Indemnification Matters.”

Policies and Procedures for Transactions with Related Persons

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons

46

Transactions with Related Persons

or any affiliate of the foregoing persons are not permitted to enter into an identified related person transaction with us without the approval of our audit committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons or any affiliate of the foregoing persons, in which the amount involved exceeds $120,000 and such person, and Olo is a participant, other than compensation for services as an officer or director, must be presented to our board of directors or our audit committee for review, consideration, and approval. In approving or rejecting any such proposal, our audit committee is to consider all relevant facts and circumstances, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

2022 Proxy Statement	47

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will likely be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to us via email at InvestorRelations@olo.com. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

48

Other Matters

Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Nithya B. Das

Chief Operating Officer and Chief Legal Officer

April 26, 2022

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this proxy statement and our Annual Report on Form 10-K at investors.olo.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is also available without charge upon written request to us via email at InvestorRelations@olo.com.

2022 Proxy Statement	49

OLO
LISTED
NYSE

olo

Olo Inc.
One World Trade Center
82nd Floor, New York, NY 10007

InvestorRelations@olo.com

FSC
www.fsc.org
MIX
Paper from responsible sources
FSC® C132107

OLO INC. 285 FULTON STREET ONE WORLD TRADE CENTER, 82ND FLOR NEW YORK, NEW YORK 10007 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 15, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. DURING THE MEETING - Go to www.virtualshareholdermeeting.com/OLO2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 15, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # shares NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposal: 1. To elect three Class I Directors, each to hold office until our Annual Meeting of Stockholders in 2025. Nominees Noah H. Glass 02) David Cancel 03) Linda Rottenberg The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the selection by the audit committee of our board of directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Your proxy holder may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 SHARES CUSIP # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com OLO INC. Annual Meeting of Stockholders June 16, 2022 10:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Noah H. Glass and Nithya B. Das, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A and Class B common stock of OLO INC. that the stockholder(s) is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders to be held at 10:00 AM EDT on June 16, 2022, at www.virtualshareholdermeeting.com/OLO2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000568115_2 R1.0.0.24